As filed with the Securities and Exchange Commission on April 26, 2018

Registration Nos. 333-123756
811-21742

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 16	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ ]

Amendment No. 25	[X]

FIRST INVESTORS LIFE SEPARATE ACCOUNT E
(Exact Name of Registrant)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Knut A. Olson
Foresters Life Insurance and Annuity Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:

Mary Carty, Esq. Foresters Financial 40 Wall Street New York, NY 10005	Mark Amorosi, Esq. K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

[_]            Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]            On May 1, 2018 pursuant to paragraph (b) of Rule 485

[_]            60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]            On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_]            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered:  An indefinite amount of units of interest in First Investors Life Separate Account E under variable life insurance policies.

SPVL
A Modified Single Premium Variable Life Insurance Policy
Offered by Foresters Life Insurance and Annuity Company
Through First Investors Life Separate Account E
40 Wall Street, New York, New York 10005 / 1(800) 832-7783
This prospectus describes an individual Modified Single Premium Variable Life Insurance Policy (the "Policy") that is offered by Foresters Life Insurance and Annuity Company ("FLIAC," "We," "Us" or "Our") through First Investors Life Separate Account E. We refer to this Policy as "SPVL"; “You” and “Your” refer to a prospective or existing owner of a Policy.
In the Commonwealth of Massachusetts only, the Policy described in the prospectus is named the “Limited Flexible Premium Variable Life Insurance Policy”. Therefore, for offerees who reside in the Commonwealth of Massachusetts, all references in the prospectus to “Single Premium Variable Life Insurance Policy”, “SPVL” and “Modified Single Premium Variable Life Insurance Policy” are changed to “Limited Flexible Premium Variable Life Insurance Policy”. In the state of Nebraska only, the Policy described in the  prospectus is named the “Flexible Premium Variable Life Insurance Policy”. Therefore, for offerees who reside in the state of Nebraska, all references in the prospectus to the “Single Premium Variable Life Insurance Policy”, “SPVL” and “Modified Single Premium Variable Life Insurance Policy” are changed to “Flexible Premium Variable Life Insurance Policy”.
Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features rights and obligations under a Policy that You should know before buying or taking action under a Policy. The premiums under this Policy are invested in Subaccounts of Separate Account E that invest in corresponding series of the First Investors Life Series Funds (“Funds” or “Life Series Funds”). This prospectus is valid only when attached to the current prospectus for the Life Series Funds.
The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the accuracy or  adequacy of this prospectus. Any representation to the contrary is a criminal offense.
FLIAC does not guarantee the performance of Subaccounts of Separate Account E. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.
The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by FLIAC.
The date of this prospectus is May 1, 2018.

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CONTENTS
SUMMARY OF BENEFITS AND RISKS	2
Policy Benefits	2
Policy Risks	3
Risks of the Life Series Funds	4
FEE TABLES	5
DESCRIPTION OF THE POLICY	8
Who WE ARE AND HOW TO CONTACT US	8
How The Policy Works	11
Policy Application Process	11
Premiums	11
Allocation of Premiums to Investment Options	12
The Death Benefit	15
Accumulation Value	17
Surrenders	19
Policy Loans	20
Settlement Options	20
Other Provisions	21
Fees, Charges and Expenses	25
Periodic Charges Deducted from the Subaccount Value	29
FEDERAL TAX INFORMATION	31
OTHER INFORMATION	34
Voting Rights	34
Reports	35
Financial Statements	35

SUMMARY OF BENEFITS AND RISKS
This summary outlines important benefits and risks associated with the Policy which You should consider before You make a decision to purchase a Policy. More detailed information about the Policy follows the summary.
POLICY BENEFITS
Permanent Insurance Protection
The Policy is designed to provide You with permanent insurance protection. You pay a single premium that is based on the minimum death benefit You want and the underwriting classification of the person whose life You are insuring (the “Insured”). Policies issued before 10/1/2008 remain in force to maturity at age 100 of the Insured, unless You choose to surrender Your Policy or it lapses because You have taken policy loans. Policies issued on and after 10/1/2008 remain in force to maturity at age 121 of the Insured, unless You choose to surrender Your Policy or it lapses because You have taken policy loans, see “Risk of Lapse from Policy Loans.”  You could cause Your Policy to lapse, if, after taking a loan from the Policy, You fail to maintain the value of Your Policy at certain prescribed minimum levels.
The Policy allows You to pay one additional premium each year subject to certain limitations. This allows You to increase Your permanent insurance protection as Your circumstances change. Upon the death of the Insured, the Policy’s death benefit will be paid to Your named beneficiary. The amount of the death benefit may increase or decrease from the initial “Face Amount” that is set forth in Your Policy. Any such increases or decreases are based on a number of factors, including the investment experience of the investment Subaccounts You select and the credited interest in the Fixed Account if chosen. However, the death benefit proceeds are guaranteed never to be less than the Policy’s Guaranteed Minimum Death Benefit Amount, reduced by any outstanding Policy loans and accrued loan interest.
Investment Options
You may allocate Your premiums to any of the fifteen (15) Subaccounts of Separate Account E and the Fixed Account. However, no more than 50% of Your premiums may be allocated to the Fixed Account. Each allocation must be a multiple of 1% of the premium. The Subaccounts invest in corresponding Funds of the Life Series Funds. Each Fund underlying the Subaccount is a professionally managed mutual fund with its own investment objectives, strategies and risks.
The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that in Our sole discretion We may declare. Your Accumulation Value (see “Accumulation Value”) and Variable Death Benefit (see “Variable Death Benefit”) will fluctuate based on a number of factors including the performance of the Subaccounts You select and the proportion of Your Accumulation Value which You allocate to the Fixed Account. You may change Your allocation of future additional premiums subject to certain limitations described later in this prospectus. You may also change the allocation of Accumulation Values among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Accumulation Value, Automated Subaccount Reallocations, or Systematic Transfers. Allocations of Accumulation Values (i.e., “transfers”) are subject to certain conditions and restrictions described elsewhere in this prospectus.
Tax Benefits
Generally, under current tax law:
■ any growth in the Policy’s Accumulation Value is not subject to federal income tax until You withdraw it through a surrender or a Policy loan;

■ the death benefit paid to Your named beneficiary is generally free of federal income tax; and
■ reallocations among Subaccounts and/or the Fixed Account are not taxable events for purposes of federal income tax.
Access to Your Cash Value
The Policy provides You with access to part or all of Your Accumulation Value through surrenders or Policy loans. A partial surrender, Policy loan or total surrender of a Policy is taxed as ordinary income to the extent that the Accumulation Value exceeds Your basis in the Policy (i.e., on an
“income first” basis). Tax penalties may also apply to surrenders and loans. Surrenders are also subject to surrender charges for up to nine years after premiums are invested. Certain exceptions apply to the Surrender Charges as described in this prospectus.
The Net Surrender Value of the Policy is payable on the Maturity Date (when the Insured attains age 100 for Policies issued before 10/1/2008 and age 121 for Policies issued on and after 10/1/2008) if the Insured is still living and the Policy is in force. Upon maturity, the Policy terminates.
POLICY RISKS
Insurance Charges
Because of the insurance charges that We deduct each month (the “Monthly Deduction”), the Policy is not suitable for You unless You need life insurance. If You are solely seeking an investment offering tax-deferred growth potential, You should consider a different type of investment. We have the right to increase Our cost of insurance rates, including the rates on Policies that are already in force. We may not charge more, however, than the guaranteed maximum cost of insurance charge rates set forth in the Policy.
Surrender Charges
The Policy may also not be suitable if You plan to withdraw part or all of Your Accumulation Value within the first nine years after purchasing it. As described later in this prospectus, there are Surrender Charges on surrenders in excess of the “Preferred Surrender Amount” in effect for up to nine years after a premium is paid. The Policy, therefore, involves a long-term commitment on Your part. It should not be used as a short-term savings vehicle.
General Account Risk
The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy Value are subject to Our financial strength and claims-paying ability.
Investment Risks
The Policy is different from fixed-benefit life insurance, because You bear investment risks on that portion of the Policy’s Accumulation Value that is allocated to the Subaccounts. The death benefit and Accumulation Value will fluctuate as a result of, among other things, the investment experience of the Subaccounts You select. Insufficient investment returns may cause Your Accumulation Value to decrease. However, the Guaranteed Minimum Death Benefit is never reduced based on negative performance of the Subaccounts.
We bear the investment risk that the Fixed Account will produce a return equal to at least principal plus the minimum guaranteed rate of return. Because You may allocate no more than 50% of Your premiums to the Fixed Account, the Fixed Account does not eliminate investment risks. Although We may pay interest above the guaranteed rate, We have no contractual obligation to do so.
Limitations on Reallocations
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing. We limit the number of reallocations that You may make each year.
Tax Consequences of Surrenders and Policy Loans
We have designed the Policy to be a Modified Endowment Contract (“MEC”)  for federal income tax purposes. See “Federal Tax Information — Surrenders and Loans” for more information. As a result, partial surrenders, total surrenders and Policy loans are subject to federal income tax on an income-first basis to the extent Your Accumulation Value exceeds Your  basis in a Policy. If You decide to take Policy loans, You should be aware that they may reduce the death benefit and Accumulation Value of Your Policy whether or not You repay the loans because they may undermine the growth potential of Your Policy.
A 10% federal tax penalty is generally imposed on the taxable portion of withdrawals and Policy loans prior to Your attaining age 59½. Therefore, You should not purchase a Policy if You have short-term investment objectives which would require You to surrender all or a portion of the Policy or take a Policy loan, prior to reaching age 59½.
Risk of Lapse from Policy Loans
You should also be aware that a Policy loan could also cause a Policy to lapse if the loan balance exceeds the Surrender Value or if the Policy’s Surrender Value (less any Policy loan and accrued interest thereon) is insufficient to pay a Monthly Deduction. This can happen, for example, as the result of poor performance of the Subaccounts selected, ongoing charges We deduct, or any partial surrenders that You make. Before a Policy lapses, You will have a grace period within which to make a payment in an amount sufficient to prevent the lapse.
RISKS OF THE LIFE SERIES FUNDS
You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, primary investment strategies, and primary risks of the Funds are described in the attached Life Series Funds prospectus. There is no guarantee that any of the Funds will achieve its stated investment objective.

FEE TABLES
The following tables describe the fees and expenses that You will pay when buying, owning, and surrendering the Policy. The charges shown may not be representative of what You will pay, because some of them vary based on the Insured’s age, sex or underwriting class. Your policy will be accompanied by an illustration based on Your initial premium and initial Face Amount as determined by the Insured’s age, sex and underwriting classification.
That hypothetical illustration shows the potential future benefits using assumed rates of investment return and includes the effect of the specific charges applicable to Your policy.
The tables below describe the transaction fees and expenses that You will pay at the time that You buy the Policy, make an additional premium payment, surrender the Policy, or transfer value between the Subaccounts.
Transaction Fees for Policies Issued Before October 1, 2008
Charge	When Charge is Deducted	Amount Deducted (as a percentage of premiums surrendered)
Maximum Surrender Charge (1)	Upon total surrender or upon partial surrender in excess of the Preferred Surrender Amount	9.5% for premiums surrendered during year 1
Other Surrender Fees	On each Partial Surrender	$25.00
Transfer Fees	On transfers in excess of 4 per Policy year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option*	$10.00

Transaction Fees for Policies Issued On or After October 1, 2008
Charge	When Charge is Deducted	Amount Deducted (as a percentage of premiums surrendered)
Maximum Surrender Charge (2)	Upon total surrender or upon partial surrender in excess of the Preferred Surrender Amount	9.0% for premiums surrendered during year 1
Other Surrender Fees	On each Partial Surrender	$25.00
Transfer Fees	On transfers in excess of 4 per Policy year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option*	$10.00

(1) The 9.5% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-49. The surrender charge declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the Premium Payment.
(2) The 9.0% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-20. The surrender charge declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the Premium Payment.
*Although We do not currently charge a fee in connection with these systematic and automatic options, We reserve the right to do so in the future, not to excced $10.

The tables below describe the fees and expenses that You will pay periodically during the time that You own the Policy, not including fees and expenses of the underlying Funds. We deduct these charges from Your Policy’s Accumulation Value. The minimum charge indicated is based on the lowest rate for Our standard underwriting class. The maximum charge indicated is based on the highest possible charge at issue for Our standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class.

Periodic Charges Other Than Fund Operating Expenses for Policies Issued Before October 1, 2008
Charge	When Charge is Deducted	Current Amount We Deduct	Maximum Amount We Can Deduct
Cost of Insurance (1)	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Minimum: 0.00% of Accumulation Value. Maximum: 0.19% of Accumulation Value. Representative Insured: (2) 0.06% of Accumulation Value.	Minimum: $0.00 per $1,000 on the net amount at risk (NAR). Maximum: $83.333 per $1,000 on the NAR. Representative Insured: (2) $0.685 per $1,000 on the NAR. (4)
Separate Account Charge	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Effective annual rate of 1.75% of Your Subaccounts’ Accumulation Value.	Same as Current Amount.
Policy Loan Interest	Policy Anniversary	Effective annual rate of 6% of the outstanding loan. (3)	Same as Current Amount.
Income Tax Charge	No charge	None deducted	See Footnote.(5)

Periodic Charges Other Than Fund Operating Expenses For Policies Issued On and After October 1, 2008
Charge	When Charge is Deducted	Current Amount We Deduct	Maximum Amount We Can Deduct
Cost of Insurance (1)	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Minimum: 0.00% of Accumulation Value. Maximum: 0.24% of Accumulation Value. Representative Insured: (2) 0.05% of Accumulation Value.	Minimum: $0.000 per $1,000 on the net amount at risk (NAR). Maximum: $83.333 per $1,000 on the NAR. Representative Insured: (2) $0.405 per $1,000 on the NAR. (4)
Separate Account Charge	Monthly (at Policy’s Issue Date and on the first day of each Policy month thereafter)	Effective annual rate of 1.75% of Your Subaccounts’ Accumulation Value.	Same as Current Amount.
Policy Loan Interest	Policy Anniversary	Effective annual rate of 6% of the outstanding loan. (3)	Same as Current Amount.
Income Tax Charge	Not charged	None deducted.	See Footnote. (5)

(1) The amount of this charge is determined by the cost of insurance rates applicable to Your Policy based upon the Insured’s age, sex, and underwriting classification, as well as Your Accumulation Value (for current charges) at the time of the deduction or the net amount of insurance that is at risk (for maximum charges). We show the rates for standard risk insureds. The rates for non-standard class (high risk insureds) may be higher. For these reasons, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your registered representative.
(2) Our representative Insured is a male, age 55 at the time the Policy is issued, and is in Our standard non-tobacco underwriting class. The charge indicated is the rate We deduct for the first year cost of insurance charge.
(3) Because We transfer from the Separate Account to the Loan Account in Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit Your chosen Subaccount(s) and/or the Fixed Account interest at an effective annual rate of 4% for the amount maintained in the Loan Account. As a result, the net interest rate as a cost to You is 2% on any Policy loan.
(4) NAR or Net Amount at Risk means the Variable Death Benefit at the beginning of the Policy month divided by the monthly interest factor indicated in the Policy Schedule, less the Total Accumulation Value at the beginning of the Policy Month before deduction of the Cost of Insurance for the current Policy Month.
(5) We reserve the right to impose this charge if We incur taxes attributable to Separate Account E.

The next table describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating
Expenses, as of December 31, 2017.  These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the attached Life Series Funds prospectus.
Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.79%	1.19%

DESCRIPTION OF THE POLICY
WHO WE ARE AND HOW TO CONTACT US
Foresters Life Insurance and Annuity Company
Foresters Life Insurance and Annuity Company, with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We write life insurance policies and annuity contracts. FLIAC is part of Foresters Financial Holding Company, Inc. (“FFHC”), a holding company which owns all of the voting common stock of FLIAC. Other affiliates of FLIAC include:
Foresters Financial Services, Inc. (“FFS”), the  distributor of the Policies; Foresters Investment  Management Company, Inc. ("FIMCO"), the investment adviser of the Life Series Funds, and Foresters Investor Services, Inc., the transfer agent for the Life Series Funds.
How to Contact Us
For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office located at Raritan Plaza I, P.O. Box 7836, Edison, NJ 08818. You can call Us at 1 (800)-832-7783 between the hours of 9:00 AM and 6:00 PM, Eastern Time, or fax Us at 1-(732)-510-4209. You can also contact Us through Our Website at www.foresters.com. You should send any premium or loan interest payments, loan repayments, notices, elections, or requests that You make, as well as any other documentation that We require for any purpose in connection with Your Policy, to Our Administrative Office. No such payment, notice, election, request or documentation will be treated as having been “received” by Us until We have received it, as well as any related items that We require, all in complete and good order (in form and substance acceptable to Us) at Our Administrative Office. To meet Our requirements for processing transactions, We may require that You use Our forms.
We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account E
We established Separate Account E on September 30, 2004 under the provisions of the New York Insurance Law. Separate Account E is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). We segregate the assets of Separate Account E from Our general account assets (the “General Account”). The assets of Separate Account E fall into two categories: (1) assets equal to Our Separate Account reserves and other liabilities under the Policies and (2) additional assets derived from fees or charges We have deducted under the Policies. We cannot use the assets in Our Separate Account to satisfy any of Our other obligations. However, the assets We derive from Our fees or charges do not support the Policies, and We expect to transfer these assets to Our General Account. Before making such a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account E.
All the income, gains and losses (realized or unrealized) resulting from assets allocated to Separate Account E are credited to or charged against Separate Account E without regard to Our other businesses. We are obligated to pay all amounts promised to Policyowners under the Policies, even if these amounts exceed the assets in Separate Account E. Assets allocated to Separate Account E support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account E into a corresponding Fund of the Life Series Funds at the net asset value. We own the shares of the underlying Funds, not You.
Each Subaccount reinvests any distributions it receives from a Fund by simultaneously purchasing additional shares of the distributing Fund at net asset value.

Accordingly, We do not expect to pay out any such distributions to You.
The Fixed Account
The Fixed Account is not part of Separate Account E. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account E or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn interest at an effective annual rate of at least 3.00%. We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You.  However, any excess interest already credited to Your account is non-forfeitable.
You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return. The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account are registered as investment companies under the 1940 Act. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Life Series Funds
The Life Series Funds is an open-end management investment company registered with the SEC under the 1940 Act. The Funds consist of  fifteen (15) separate series Funds, all of which are available to Policyowners of Separate Account E. Each of the Funds offers its shares only through the purchase of a Policy or another variable life policy or variable annuity contract issued by FLIAC. Each of the Funds reserves the right to offer its shares to other separate accounts or directly to Us. Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.
The Life Series Funds are selected to provide an appropriate range of investment options for persons invested in the Policies from conservative to more aggressive investment strategies. FIMCO, the investment adviser of the Life Series Funds, is a New York corporation located at 40 Wall Street, New York, New York 10005, and receives investment management fees for its services. FIMCO pays a portion of its investment management fees to subadvisers who manage the Life Series Funds. Because We are affiliated with FIMCO, We may indirectly benefit from any investment management fee FIMCO retains. FIMCO and the Life Series Funds have retained the Smith Asset Management Group, L.P., 100 Crescent Court Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund; Vontobel Asset Management Inc., 1540 Broadway, New York, New York 10036, to serve as subadviser of the International Fund; Muzinich & Co., Inc., 450 Park Avenue, New York, New York 10022, to serve as subadviser for the Fund For Income and to a portion of the Balanced Income, Investment Grade, Limited Duration Bond and Total Return Funds; and Ziegler Capital Management, LLC 70 West Madison Street, 24th fl., Chicago, IL  60602 to serve as subadviser for the Covered Call Strategy Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.
The following table includes the investment objective for each Fund that is available under the Policy. There is no guarantee that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risk of the Funds You select. The degree of investment risk You assume will depend on the Subaccounts You select. You should consider Your allocations carefully. The investment objectives, primary investment strategies, primary risks and management of the Funds are described in the attached Life Series Funds prospectus, which You should read carefully before investing. You may obtain a Life Series Funds prospectus by writing to Us at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837, calling Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or faxing Us at 732-510-4209. You also can obtain a Life Series Funds prospectus through Our website at www.foresters.com.
Fund	Investment Objective
Balanced Income Fund	Income as the primary objective and a secondary objective of capital appreciation.
Covered Call Strategy Fund	Long term capital appreciation.
Equity Income Fund	Total return.
Fund For Income	High current income.
Government Fund	A significant level of current income which is consistent with security and liquidity of principal.
Government Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment primarily in investment grade debt securities.
Limited Duration Bond Fund	Current income consistent with low volatility of principal.
Opportunity Fund	Long-term capital growth.
Real Estate Fund	Total return.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.

HOW THE POLICY WORKS
The Policy is described as "variable" because the amount of Your death benefit, Accumulation Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) You select. You bear the entire investment risk with respect to the Policy's Accumulation Value which is allocated to the Separate Account E Subaccounts. We bear the investment risk with respect to that portion of the Policy’s Accumulation Value which is allocated to the Fixed Account. The death benefit is never less than the Guaranteed Minimum Death Benefit (adjusted for Policy loans and accrued loan interest). The discussion in this prospectus generally assumes that there have been no Policy loans. The death benefit and Accumulation Value, among other things, are affected if a Policy loan is made.
POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before approving an application, We conduct “underwriting” to determine the designated Insured's insurability and underwriting (insurance risk) classification. If Your application is approved, We will credit Your Policy with the initial premium and make the first Monthly Deduction on the date that the Policy is issued (the “Issue Date”). Until such time, Your initial premium is held, without earning interest, in Our General Account. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any application or premium for any reason.
The Insured is covered under the Policy as of the Policy’s issue date. Conditional coverage may be available prior to the issuance of a Policy if all conditions set forth in the application are satisfied. The Policy requires an initial single premium. You have the option of making additional premium payments as described further below. If Your Policy does not have a Policy loan balance, it will stay in force until maturity at age 100 of the Insured for Policies issued before 10/1/2008 and at age 121 for Policies issued on and after 10/1/2008, unless You decide to surrender it. The portion of Your premiums that is allocated to the Subaccounts is used to purchase Accumulation Units of the Subaccounts.
We value Accumulation Units as of the regularly scheduled close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) each day that the NYSE is open (“Business Day”).
PREMIUMS
Your Initial Premium
The initial premium You pay is determined by the initial Face Amount of insurance and the Insured’s age, sex and underwriting classification. There is a $5,000 minimum initial premium requirement for issue ages 0-14 and a $10,000 minimum initial premium requirement for issue ages 15 and above.
We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the Guaranteed Minimum Death Benefit exceeds the death benefit payable without such guarantee. In setting premium and cost of insurance rates, We take into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and an overall profit to Us from the Policies.
Optional Additional Premiums
Once each Policy Year, You may make one additional premium payment. The maximum allowable attained age to make additional premium payments is 95. The minimum amount is $500 and the maximum is 10% of the initial premium payment. However, the additional Face Amount of insurance purchased by additional premium payment(s) (as discussed below) cannot cause the total Face Amount of the Policy to exceed the Cumulative Face Amount

Limitation of two times the initial Face Amount of the Policy.
Each additional premium purchases additional Face Amount of insurance at rates based on the Insured’s attained age at the time of the premium payment, and the Insured’s sex and underwriting class. A new schedule of Surrender Charges is associated with each additional premium. We may request that You provide evidence of insurability satisfactory to Us and We may limit or reject any additional premium paid. We will determine if We require such evidence and send You notice with all documents and other requirements within 15 days of Our receiving the additional premium.
If You have a loan balance, We apply premium payments We receive from You first to repay any loan balance. We apply any excess after repayment of any loan balance as an additional premium. Amounts We receive under the Grace Period or Reinstatement provisions of the Policy will be applied in the manner described in those provisions. Any required amount applied as an additional premium payment in such cases will not be subject to the premium limitations or the Cumulative Face Amount Limitation or any other limitation concerning payment of additional premiums, but will be counted against those limitations with respect to any future premium payments.
ALLOCATION OF PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account E and the Fixed Account.
Your allocations are subject to the following constraints:
1. allocation percentages must be in whole numbers;
2. allocation percentages must add to 100%; and
3. the allocation percentage for the Fixed Account may not exceed 50%.
On the Issue Date of Your Policy, the portion of the initial premium You designated for the Subaccounts will be allocated to the Government Cash Management Subaccount for a period of 20 days. The portion of the initial premium You designated for the Fixed Account will be allocated to the Fixed Account. On the 21st day, the Accumulation Value in the Government Cash Management subaccount will be reallocated to the Subaccounts You designated on the application. This reallocation will occur as of the end of the 20th day following the issue date. If that day is not a Business Day, then the reallocation will occur as of the end of the next Business Day. A change in the allocation percentages for future additional premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See the description under “Automated Subaccount Reallocation Option” for additional information.
The initial premium is credited to Your Policy on the Policy's issue date. Subsequent additional premiums (if any) that You allocate to a Subaccount are credited to Your Policy based on the Subaccount’s Unit Value that is computed as of the end of the later of the Business Day on which We receive the payment or the Business Day that We receive any satisfactory evidence of insurability which We may require. If We receive the later of these after the end of a Business Day, the Unit Value computed as of the end of the next Business Day will be used.
Reallocating Among Investment Options
Subject to the restrictions discussed below, You may change the allocation of Your Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Accumulation Value by written notice, by telephone, or through participation in Our Systematic Transfer Option or participation in Our Automated Subaccount Reallocation Option.

Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.
Transfer of Accumulation Value
You may transfer the Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written notice of Your request or by calling 1(800) 832-7783. There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer either to or from the Fixed Account is allowed in any 12-month period.
The minimum transfer amount You may request is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value. Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Unloaned Accumulation Value to exceed 50%. The “Unloaned Accumulation Value” is the Policy’s total Accumulation Value, excluding any amount that is being held in the Policy’s Loan Account as a result of any loans You have taken from the Policy.
We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account (see “Fees, Charges and Expenses”). The transfer fee, if applicable, is deducted from the Subaccounts and/or the Fixed Account in addition to and proportional with the amount transferred from each account, except that in the case of a 100% transfer from any account, the charge is deducted from the amount otherwise transferable.
A transfer of Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Policy Transactions”. We may defer transfers under the conditions described under the section entitled “Payment and Deferment”.
Telephone Transfer Option
You may make transfers of the Accumulation Value among the Subaccounts as described above by telephone by calling 1(800) 832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record Your telephone call.  We may also require written confirmation of Your request.
We will not be liable for losses resulting from telephone requests that we believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges at any time without revoking or limiting all owners’ telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available. For example, there may be interruptions in service beyond Our control, such as weather-related emergencies.
Systematic Transfer Option
You may request that a specified dollar amount of Accumulation Value be transferred from any one or more Subaccounts (the “originating account(s)”) to any one or more other Subaccounts (the “receiving account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one account is $100. All transferred amounts must be specified in whole dollars.

The Systematic Transfer Option will terminate as to an originating account if and when the Accumulation Value in that Account is depleted. Such termination as to one originating account will not have the effect of increasing any amounts thereafter transferred from other originating accounts under the Systematic Transfer Option. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. (See the section, “Transfer of Accumulation Value” above). However, We may impose a charge in the future for this option not to exceed $10. The systematic transfer option terminates if and when the Accumulation Value remaining in all of the originating accounts is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.
Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount Accumulation Values at quarterly intervals according to the most recent Premium Allocation on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request. Upon reallocation, the amount of Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:
(a) is equal to:
1. the allocation percentage You have specified for that Subaccount; divided by
2. the sum of the allocation percentages for all such Subaccounts; and,
(b) is equal to the sum of the Accumulation Values in all of the Subaccounts at the time of the reallocation.
Any requested changes in Your Premium Allocation percentages are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Reallocation transfers of Accumulation Value made under this option are not subject to the minimum transfer amount described under “Transfer of Accumulation Value” in this section. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We may impose a charge for this option in the future not to exceed $10.
A transfer of Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by making a request in the manner described above. We may terminate this option or modify Our rules governing this option by giving You 31 days written notice.
What are Our Policies on Frequent Reallocations Among Subaccounts?
The Policy is designed for long-term investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six transfers between two or more Subaccounts in any 12-month period, not including transfers pursuant to the Systematic and Automatic Transfer Options discussed above. We apply this limitation uniformly to all Policies.
We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.
We will only accept a transaction request that is in writing or made by telephone, and  complies with our requirements. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail. As described in the Life

Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Life Series Funds (other than the Government Cash Management Fund), and to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.
In order to protect Policyowners and to comply with the underlying Funds’ policies, We have agreed to honor instructions from the Funds to restrict or prohibit further purchases or transfers of shares by any Policyowner that has been identified by the Funds as having violated its market timing policies. Accordingly, We may be required to reject any reallocation request, without any prior notice, that is determined by the Funds to be part of a market timing strategy.
What Are the Risks to Policyowners of Frequent Reallocations?
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.
In the case of the Subaccounts that invest indirectly in high yield bonds and  stocks of small and mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.
In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. This could cause dilution in the value of the shares held by other shareholders.
THE DEATH BENEFIT
The death benefit is the amount We pay to the named beneficiary upon the death of the Insured. The death benefit is the greater of the Guaranteed Minimum Death Benefit or the Variable Death Benefit, as described below. We reduce the death benefit to reflect any Policy loan and loan interest. Any partial surrenders also reduce the Guaranteed Minimum Death Benefit in the manner described below and (because they will also reduce the Accumulation Value used to compute the Variable Death Benefit) partial surrenders will reduce the Variable Death Benefit.
Generally, We pay the death benefit within seven days after We receive all claim requirements at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit. The interest rate is guaranteed to be at least 2½%, but may be increased. If the Policy’s death benefit exceeds $1,000, the proceeds can be applied to a settlement option. Prior to the Insured’s death, the Policyowner can elect the settlement option or change a previously elected settlement option. At the time of the Insured’s death, if the Policyowner did not make an election, the beneficiary may apply the proceeds to one of the settlement options. We must receive an election of or a change to a settlement option in writing at Our Administrative Office in a form acceptable to Us. The settlement options are described later in this prospectus.
Guaranteed Minimum Death Benefit
The Guaranteed Minimum Death Benefit on the issue date of Your Policy is equal to the initial premium. Thereafter, the Guaranteed Minimum Death Benefit is increased by the amount of any additional premium paid and is proportionally decreased by any partial surrender of Accumulation Value. The proportion by which the Guaranteed Minimum Death Benefit is decreased in that case is the same proportion as the amount of Accumulation Value surrendered bears to the total Accumulation Value prior to such surrender.
Should Your Policy lapse and be reinstated, the Guaranteed Minimum Death Benefit will be the same as on the date of Default, increased by any amounts applied as a required additional premium payment. See “Reinstatement” for additional information.
Variable Death Benefit
The Variable Death Benefit at any time is equal to the total Accumulation Value divided by the net single premium per dollar of insurance, as discussed further below. Because the Variable Death Benefit is based in part on the amount of a Policy’s Accumulation Value, a higher Accumulation Value at a given time will result in a higher Variable Death Benefit than would a lower Accumulation Value under the same Policy at the same time. Therefore, anything that increases Your Policy’s Accumulation Value (such as additional premiums that You pay or favorable returns from the investment options You select) will tend to increase the amount of the Variable Death Benefit. On the other hand, anything that decreases Your Policy’s Accumulation Value (such as partial surrender, poor performance in the investment options You select, or the charges and expenses to which Your Policy is subject) will tend to decrease the amount of the Variable Death Benefit.
The Policy contains a schedule of the net single premiums per dollar of insurance that will apply at each age that the Insured attains during the life of the Policy. (Although the Table in the Policy sets forth the net single premiums per dollar of insurance only at one-year intervals, “interpolated” numbers are used to reflect the actual time during the Policy Year when an Insured dies.) Also, the value shown in the illustration that You receive with Your Policy will, to the extent relevant, reflect the operation of the net single premium per dollar amount of insurance under Your Policy. If You wish further information, please contact Your Foresters Financial representative.
The net single premium per dollar of insurance is the amount that would be required to purchase one dollar of paid-up whole life insurance, based on the Insured’s sex, attained age, and underwriting classification, based on the 1980 Commissioners Standard Ordinary Mortality (CSO) Table for the Insured’s sex and smoking status for Policies issued before 10/1/2008 and the 2001 CSO Table for Policies issued on and after 10/1/2008 for the Insured’s sex and smoking status, and assuming a 4% rate of interest.
A Policy with a lower net single premium per dollar of insurance will have a higher Variable Death Benefit than an otherwise comparable Policy that has a higher net single premium per dollar of insurance. The amount of the net single premium will generally be lower for a younger Insured than for an older Insured, lower for a female Insured than for a comparable male Insured, and lower for an Insured who does not use tobacco than for an Insured who does. If the Insured presents other special risks, net single premiums will reflect upward adjustments from the mortality table that otherwise would be applicable.
The net single premium per dollar of insurance increases over the period of time that a Policy is in force, as the Insured’s age increases. This means that each year that

Your Policy is in force, the Variable Death Benefit will be smaller in relation to the Policy’s Accumulation Value than it was the year before. This will tend to offset any increases in the Variable Death Benefit that would otherwise result from any increase in Your Policy’s Accumulation Value over time and to accentuate any decreases in the Variable Death Benefit that would otherwise result from any decrease in Your Policy’s Accumulation Value over time.
ACCUMULATION VALUE
Determining Your Accumulation Value
The Accumulation Value You have in Your Policy varies daily depending on, among other things, the investment experience of the Subaccounts You have selected and the proportion of Your Accumulation Value which You have allocated to the Fixed Account. The total Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts, the Fixed Account, and the Loan Account.
Fixed Account Accumulation Value
On the Issue Date, the Fixed Account Accumulation Value is equal to the portion of the initial premium, less the portion of the Monthly Deduction for the first Policy Month that is allocated to the Fixed Account.
The Fixed Account Accumulation Value on succeeding Monthly Deduction Dates is equal to:
1. The Fixed Account Accumulation Value on the previous Monthly Deduction Date;
plus the sum of the following transactions that have occurred since the last Monthly Deduction Date;
2. any additional premiums allocated to the Fixed Account;
3. any transfers into the Fixed Account, including transfers due to the repayment of a loan;
4. interest accrued on the Fixed Account Accumulation Value;
less the sum of the following transactions that have occurred since the last Monthly Deduction Date;
1. the portion of the Monthly Deduction for the current Policy month allocated to the Fixed Account;
2. any transfers out of the Fixed Account, including transfers due to the making of a loan; and
3. any partial surrenders allocated to the Fixed Account.
Loan Account Accumulation Value
If You have not taken any Policy loans, Your Loan Account value is zero. The Loan Account Accumulation Value is equal to the amount of Your loan(s) minus any loan repayments plus accrued interest. The balance in the Loan Account is credited with interest at an effective annual rate of 4%.
Subaccount Accumulation Value
The Accumulation Value in each Subaccount at any time is equal to the number of units a Policy has in the Subaccount, multiplied by the Subaccount’s Unit Value. Amounts You allocate to or transfer into a Subaccount are used to purchase units in the Subaccount. We redeem units when amounts are deducted, transferred, or surrendered from a Subaccount. These purchases and redemptions of units are referred to as “Policy Transactions”. These Policy Transactions include the portion of premium payments, full or partial surrenders, loans or loan repayments, and the Monthly Deduction, allocated to the Subaccounts. They also include transfers into or out of a Subaccount.
The number of units a Policy has in a Subaccount at any time is equal to the number of units purchased minus the number of units redeemed in the Subaccount up until that time. The number of units purchased or redeemed as a result of a Policy transaction is equal to the dollar amount of the Policy transaction divided by the Subaccount’s Unit Value on the date of the Policy transaction.

Unit Values are determined as of the end of each Business Day. The Unit Values that apply to a Policy transaction made on a Business Day are the Unit Values as of the end of that day. If We receive Your request or other documentation for a transaction after the end of a Business Day, it is processed based on the Unit Values as of the end of the next Business Day. The Unit Value of a Subaccount on any Business Day is equal to the Unit Value on the previous Business Day, multiplied by the net investment factor for that Business Day.
The net investment factor for a Subaccount on any Business Day is equal to (a) divided by (b), where:
(a) is the net asset value per share of the Fund in which the Subaccount invests at the end of the Business Day, plus the per share amount of any dividend or capital gain distribution from the Fund since the previous Business Day, less the per share amount of any taxes deducted by Us; and
(b) is the net asset value per share of the designated portfolio of the Fund on the previous Business Day. The net asset value of a Fund’s shares is the value reported to Us by the Fund’s investment advisor.
The Policy offers the possibility of increased Accumulation Value resulting from good investment performance. However, there is no assurance that any increase will occur. It is also possible, due to poor investment performance, for the Accumulation Value to decline. You bear all the investment risk for that portion of Your Accumulation Value allocated to the Subaccounts.
Deduction of Cost of Insurance Protection from Accumulation Value
Your Accumulation Value reflects a monthly charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit.
We determine the current Cost of Insurance Charge by multiplying the Policy’s total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value as of the date of the deduction. We may change the method for determining the charge, including one based on the Policy’s Net Amount at Risk, as discussed below. This could enable Us to deduct more cost of insurance charges than would Our current method. We allocate this charge to the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each of the Subaccounts and/or the Fixed Account bears to the sum of the Accumulation Values in the Subaccounts and/or Fixed Account respectively.
Regardless of what method We use for computing the charge, the Cost of Insurance Charge for any month will never exceed the guaranteed monthly maximum Cost of Insurance Rate multiplied by the Net Amount at Risk (as defined in the Policy) on the date of the deduction. The guaranteed monthly maximum Cost of Insurance rates are based on the 1980 CSO Table for the sex and smoking status of the Insured for Policies issued before 10/1/2008. The guaranteed monthly maximum Cost of Insurance rates are based on the 2001 CSO Table for the sex and smoking status of the Insured for Policies issued on and after 10/1/2008.
We currently charge monthly Cost of Insurance rates that are generally less than the Guaranteed Maximum Monthly Cost of Insurance rates. We may change Cost of Insurance rates based on expectations of future experience. If We make such a change, it will apply to all insureds who have the same age at issue, date of issue, sex and underwriting classification. We will review Our current cost of insurance rates for the Policies at least once every five years. We will also review such rates for outstanding Policies in any year in which rates are changed for new Policies on the same form.
We will not change the Cost of Insurance rates because of any change in the Insured’s health, occupation, or avocation. Each Policy contains a schedule of the Maximum Guaranteed Cost of Insurance rates. Also, the values shown in the illustration that You receive with Your Policy will reflect the operation of the cost of insurance rates under the Policy, both on a current charge basis and a guaranteed maximum charge basis. If You wish further information, please contact Your Foresters Financial representative. We currently charge the same Cost of Insurance rate, in certain cases, across different ages and different underwriting classifications. We may charge different rates in the future for such ages and underwriting classifications.
SURRENDERS
Total Surrenders
You can surrender the Policy for its Net Surrender Value at any time while the Insured is living. The Policy’s Net Surrender Value is its Accumulation Value, less the amount of any Applicable Surrender Charge and less the amount of any outstanding Policy loan balance and accrued interest. If you request a total surrender, it will be effective on the Business Day that We receive both the Policy and a written request at Our Administrative Office. We calculate the amount of the Surrender Charge as explained in the “Fees, Charges and Expenses” section of this prospectus.
The amount of any full or partial surrender in excess of the Preferred Surrender Amount is subject to the surrender charge percentage schedule.
You may elect to receive Your Surrender Value:
1. paid to You in one sum; or
2. applied under a settlement option You elect.
We may defer sending the surrender amount under the conditions described in “Payment and Deferment”.
Partial Surrender of Accumulation Value
After the Policy has been in force for one year, You can take partial surrenders. The partial surrender will be effective on the Business Day We receive Your request. The minimum partial surrender amount is $500. The maximum partial surrender amount is the Policy’s Unloaned Accumulation Value, but no more than the total Accumulation Value less $10,000. We reserve the right to limit the number of partial surrenders to three per Policy year.
The amount of the partial surrender is deducted from the Policy’s Accumulation Value. Unless You instruct Us otherwise, We withdraw the partial surrender from the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value in each Subaccount and/or the Fixed Account bears to the sum of the Accumulation Values in these Accounts. The amount of the partial surrender in excess of the Preferred Surrender Amount is subject to a Surrender Charge which is determined as described under “Fees, Charges and Expenses”.
The Guaranteed Minimum Death Benefit is decreased by the proportion that the amount of any partial surrender of Accumulation Value bears to the total Accumulation Value prior to such surrender.
We charge $25 to process each partial surrender. We deduct this charge from the Accumulation Value remaining after the partial surrender. To the extent there is a balance remaining, the charge is deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the total Accumulation Value prior to the partial surrender. Any portion of this charge that cannot be assessed due to insufficient value in any account is allocated proportionally to the balances in the remaining accounts. We may limit the number of partial surrenders in any Policy year to three. We will usually pay the Surrender Value within seven days. However, We may delay payment under certain circumstances described under “Payment and Deferment”. You should be aware that any full or partial surrender will have tax consequences. See "TAX INFORMATION." We may deduct withholding taxes from the Surrender Value.
POLICY LOANS
You may borrow from the Accumulation Value of Your Policy. Because this Policy is generally a MEC under the tax code, Policy loans can have tax consequences. Therefore, You should consult a tax adviser before taking a loan. You may borrow up to 75% of the Surrender Value during the first three Policy years, or 90% of the Surrender Value after the first three Policy years.
Your Policy is assigned to Us as sole security. (The “Surrender Value” is the Accumulation Value, less any then-applicable surrender charge.) If Your Policy is continuing in force as Guaranteed Paid-Up Insurance, the Loan Value will be the Surrender Value on the next Policy Anniversary, less interest at the Policy Loan Interest Rate to the next Policy anniversary.
The smallest loan that may be made is $500, or the loan amount available, if less. A Policy loan may be repaid in full or in part. The loan repayment may not be less than $100, or the loan balance, if less. If You have a loan balance, We apply any amount We receive from You first to repay any loan balance with any excess applied as an additional premium. We may defer loan proceeds under certain conditions described under “Payment and Deferment”.
Interest on Policy loans accrues daily at an effective annual interest rate of 6%. Interest is due and payable at the end of each Policy year. When a Policy loan is made, a part of the Accumulation Value is transferred from the Subaccounts and/or the Fixed Account to the Loan Account. Conversely, when a loan repayment is made, a portion of the Accumulation Value in the Loan Account equal to the amount of the loan repayment is transferred back into the Subaccounts and the Fixed Account, if applicable.
On the first Business Day of each Policy year, and at the time a loan is taken or repaid, a Policy loan is made for any loan interest accrued and unpaid as of that time, and a corresponding transfer of Accumulation Value into the Loan Account is made. Amounts that are transferred into the Loan Account no longer earn the rates of return applicable to the originating accounts. Instead, they are credited with interest at an effective annual rate of 4%, during the period the loan is outstanding. Therefore, any Policy loan will permanently affect the Surrender Value and the Variable Death Benefit, whether or not repaid in whole or in part.
Policy loans are allocated among the Subaccounts and/or Fixed Account in the same proportion as the Accumulation Value then in each. Loan repayments and loan balancing transfers will be allocated among the Subaccounts and/or Fixed Account using the Premium allocation percentages then in effect. We subtract the amount of any outstanding loan plus accrued interest from any death benefit or any proceeds from a total surrender that We pay or from the amount applied to a settlement option.
If on any Monthly Deduction Date, Your outstanding loan with accrued interest ever equals or exceeds the Policy’s Surrender Value, We mail notice of such event (called a default) to You and any assignee, provided We have received notice of assignment, at the last known address within 30 days. The Policy terminates 61 days after the date of default. The Policy does not terminate if You make the required payment referred to below under “Grace Period” within that 61-day period.
SETTLEMENT OPTIONS
Upon death of the Insured or total surrender, You or Your beneficiary may elect to apply all or a portion of the proceeds under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. However, the Policy proceeds must be at least $1,000 and the settlement option chosen must result in an annual payment of at least $50.00. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. There are no withdrawal rights under the settlement options, except for the Proceeds Left at Interest option. FLIAC may allow withdrawal of the present value of income payments under non-life contingent settlement options at its discretion. Federal tax consequences may vary depending on the settlement option chosen. You should consult a tax adviser prior to selecting a settlement option. The settlement options are as follows:
Proceeds Left at Interest
Proceeds left with Us to accumulate for any period agreed on, with interest payable at a rate of 2½% per year, which may be increased by additional interest, in Our sole discretion.
Payment of a Designated Amount
Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted. Whether any such additional interest would be paid would be solely within Our discretion.
Payment for a Designated Number of Years
Payments in installments for up to 25 years, including interest at a rate of 2½% per year. Payments may increase by additional interest, which We would pay at the end of each installment year. Whether any such additional interest would be paid would be solely within Our discretion.
Life Income, Guaranteed Period
Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year. Whether any such additional interest would be paid would be solely within Our discretion.
Life Income, Guaranteed Return
The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.
Life Income Only
Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.
The terms and conditions of the payment options are described in more detail in the Policy. Also, We may make other payment options available in Our sole discretion. When a payment option goes into effect, We will issue a separate payment contract that will contain additional terms and conditions applicable to the payment option selected. You may obtain additional information in this regard from Your Foresters Financial representative.
OTHER PROVISIONS
Age and Sex
If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex. For purposes of the Policy and this prospectus, references to the Insured’s age are to the “issue age” set forth in the Policy, plus the number of complete years elapsed since the Policy’s issue date.
Ownership
You may change the Ownership of this Policy. A change in Ownership will take effect on the date the change is signed by the previous Owner. However, any Policy transactions processed by Us prior to Us receiving notice of the change of Ownership will not be affected.
We will send all communications to the last address We have on record for the Owner. Therefore, You should send Us notice of any change in Your address. If a Policy has more than one Owner (i.e., there are joint owners of record), references in this prospectus to the Owner or to “You” and “Your” refer to such owners jointly. All joint Owners must join in any request, election or other exercise of rights under a Policy.
Assignment
You may assign ownership rights under Your Policy from yourself to someone else. However, the Assignment is not binding on Us unless it is in writing and filed with Us at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any Assignment. Unless otherwise provided in the Assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the Assignment. The assignee receives any sum payable to the extent of his or her interest.
Beneficiary
This is the entity, person or persons You designate in the Policy to receive death benefits upon the death of the Insured. You may change this designation during the Insured's lifetime. A change in beneficiary will take effect on the date the request is signed by You. However, any Policy Transactions processed by Us prior to Our receiving notice of the change of beneficiary will not be affected. If a beneficiary dies while the Insured is still living that beneficiary’s interest will pass to any remaining beneficiary, unless You make a new beneficiary designation. If no beneficiary is living at the time an Insured dies, the death proceeds will be paid to You or, if You are deceased, to Your estate.
Right to Examine
You have a period of time to review Your Policy and cancel it for a return of the premium paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of Your Policy. At a minimum, You can cancel Your Policy at any time within 10 days after You receive Your Policy. You must return Your Policy along with a written request for cancellation to Us at Our Administrative Office.
Default
If Your Policy has an outstanding Policy loan, it goes into Default on any Monthly Deduction Date on which the Monthly Deduction exceeds the net Surrender Value. We will send You a Notice of Lapse within 30 days of Default. The Policy lapses, and thereby terminates without value, 61 days following the date of Default, as described under “Grace Period” below. A Policy that has lapsed may later be reinstated, subject to among other things, evidence of the Insured’s continuing insurability. See “Reinstatement”.
If Your Policy does not have a loan balance, it continues in force even if the Monthly Deduction exceeds the net Surrender Value. During this time, Monthly Deductions continue to be deducted until the remaining Accumulation Value is insufficient to cover such Deduction, the Policy’s Accumulation Value is maintained as negative values and the Policy’s Death Benefit provision remains in effect. This means that the Policy will only have a positive Accumulation Value to the extent that You pay an additional premium amount that exceeds the amount necessary to pay the accrued undeducted charges.
Guaranteed Paid-Up Insurance Option
You have the option to elect Guaranteed Paid-Up Insurance by giving notice to Us. You will no longer have the option to pay any additional premiums. We calculate the amount of Guaranteed Paid-Up Insurance using the net Surrender Value of Your Policy as a net single premium based on the age of the Insured at the time You elect this option.
You can choose to continue any existing Policy loan under this option. In such case, the amount of Guaranteed Paid-Up Insurance will be calculated using the Surrender Value of this Policy as a net single premium as described above. When You elect this option for Guaranteed Paid-Up Insurance, the Accumulation Value in the Subaccounts and/or the Fixed Account is transferred to Our General Account. Subsequently, Your insurance benefits will not vary with the investment return. Once in Our General Account, the assets from the Accumulation Value in the Subaccounts and/or Fixed Account will be subject to general liabilities from Our business operations and to claims by Our general creditors.
Once You elect this option, You can surrender Your Guaranteed Paid-Up Insurance at any time for its Net Surrender Value. In determining that value, Surrender Charges will not apply. Your surrender request is effective on the date We receive Your notice and the Policy.
Exchange Privilege
The exchange privilege allows You to exchange the Policy for a permanent fixed life insurance policy that We issue on the Insured's life. The exchange privilege is available:
■ within the first 18 months after the Policy's issue date, or
■ if any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions.
You do not need to provide evidence of insurability to exercise this privilege. The new policy will have a face amount equal to the Face Amount of the Policy. It also has the same issue date and risk classification for the Insured as the Policy does. We will base premiums for the new policy on the premium rates for the new policy that were in effect on the new policy issue date.
In some cases, We may adjust the cash value on exchanges. The adjustment equals the Policy's Surrender Value minus the new policy's Surrender Value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.
Grace Period
Within 30 days following Default, We will notify You of the amount required to prevent termination of Your Policy. We will also notify any assignee of record. Your Policy lapses, and thereby terminates without value, 61 days following the date of Default, unless We receive the required amount by such time. The death benefit payable during the grace period equals the death benefit in effect on the date of Default, less the required amount computed as of that date.
To continue Your Policy in force, You will be required to pay the amount equal to the estimated amount needed to keep Your Policy in force for three months from the date of Default. Any amounts received are applied as a loan repayment, to the extent of any outstanding loan balance, with the excess applied as an additional premium.
Incontestability
We will not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue. We will not contest the validity of any increase in Face Amount that was subject to evidence of insurability after such increase has been in force during the lifetime of the Insured for two years from the effective date of the increase.
Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law. In particular, We can make any change or take any action We deem necessary in order for a Policy to continue to be treated as life insurance for federal income tax purposes. This could include, for example, refusing a partial surrender request or additional premium payment, revising a Policy’s schedule of net single premiums per dollar amount of insurance, requiring You to pay additional premiums, or making distributions to You from the Policy.
We may add or delete Subaccounts of Separate Account E or any other separate account as investment options under Your Policy. We may also make changes in, combine or reorganize, any of the

Subaccounts. We may also replace any Fund with any other Fund of the Life Series Funds or any other investment company or investment medium. We may also cause Separate Account E to terminate its registration under the 1940 Act, if at any time that is legally permitted.
It is not possible to foresee all of the reasons why We might make any changes such as those discussed in the preceding paragraph. Nevertheless, such reasons could include responding to any change in the investment program of any Fund; responding to any reorganization or liquidation of a Fund or of the Life Series Funds; terminating or replacing any investment option that has become unsuitable for any Policy; providing a more attractive selection of investment options to Policyowners, consistent with maintaining Our administration costs within reasonable limits; eliminating investment options in which Policyowners have evidenced limited interest; responding to a change in an investment adviser of a Fund or a change in control of any such adviser; and achieving administrative efficiencies that may benefit Us or Policyowners.
We will provide Policyowners with notice of any change that is material to them, but in the case of most of the changes discussed above, Policyowner agreement or approval would not be required. In some cases, regulatory approval or notice would be required. For example, as long as Separate Account E remains registered under the 1940 Act, current law requires, in many cases, that the SEC approve in advance the substitution of shares of any other Fund or investment company for the Fund shares in which any Subaccount invests.
State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ, from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics. We offer the Policy in most states. Check with Your Foresters Financial representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.
Payment and Deferment
We will usually pay the death benefit, partial or full Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment:
1. if a recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear);
2. if We are not able to determine the amount of the payment because the New York Stock Exchange is closed for trading or the SEC determines that a state of emergency exists; or
3. for such other periods as the SEC may by order permit for the protection of security holders.
Under a Policy continued as Guaranteed Paid-Up insurance or with respect to values held in the Fixed Account, We may defer the payment of the full or partial Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 10 days, We pay interest at a rate of not less than 2.5% per year on the Surrender Value. We pay the interest from the date of surrender to the date We make payment.
Non-Participating Policy
This Policy does not provide for dividend payments. Therefore, it is "non-participating" in the earnings of Foresters Life Insurance and Annuity Company.
Policy Months, Years and Anniversaries
We measure Policy months, years and anniversaries from the date of issue of the Policy, which is generally the date on which We approve the application. Each Policy year commences on the anniversary of the date of issue.
Reinstatement
You may request reinstatement of a Policy that You did not surrender for its Surrender Value, within three years from the date of Default, in accordance with the Policy. You may not reinstate a Policy if You previously elected the Guaranteed Paid-Up Insurance Option. The conditions that You must meet to reinstate a Policy, and the amounts that You have to pay, are set forth in the Policy. We have two years from the effective date of reinstatement to contest the truth of statements or representations in Your application for reinstatement.
Suicide
If the Insured commits suicide within two years from the Policy’s issue date, Our liability is limited to all premiums paid, less any indebtedness. If the Insured commits suicide within two years of an increase in Face Amount that was subject to evidence of insurability, the following adjustments are reflected in the death proceeds:
1. the Variable Death Benefit is reduced by one minus the ratio of the Variable Death Benefit immediately preceding the increase to the Variable Death Benefit immediately following the increase; and
2. the premium paid at the time of the increase in Face Amount is refunded and is not reflected in the Minimum Guaranteed Death Benefit.
Valuation of Assets
We determine the Unit Values of the Subaccounts of Separate Account E and the Fixed Account as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the Unit Values will be determined as of the time of the closing. We value the shares of each Fund at the net asset value per share as determined by the Fund.
Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.
Processing Transactions
Generally, Your transaction requests (such as loan repayments, transfers and reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally 4 p.m. Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed on the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.
FEES, CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of the Separate Account Charge, the Transfer Fee or the Partial Surrender Fee. The discussion that follows, as well as the names given to certain charges, indicate the principal purpose of the fees. Nevertheless, the revenues from these charges may be used by Us for any purpose, including a purpose for which another charge is imposed, or retained by Us as a profit.
In addition, in an effort to promote the sale of Our products, We and FFS may enter into compensation arrangements with certain broker-dealer firms, some of which may be affiliated with Us with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FFS also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, We and FFS may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us. Transaction Fees We charge fees for certain transactions as indicated below.
Transfer Fee
We charge a transfer fee of $10 for each transfer of Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account, in excess of four per Policy Year, excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.
Partial Surrender Fee
We charge a $25 fee to process each partial surrender.

Surrender Charge
We deduct a Surrender Charge from the amount of full or partial surrenders of Accumulation Value to the extent they exceed the Preferred Surrender Amount.
The Preferred Surrender Amount is equal to the greater of (a) or (b), where:
(a) is equal to:
1. the Accumulation Value on the date of any full or partial surrender;
less
2. the total of the Adjusted Premiums, which is the total premiums paid (other than those to which previous prior partial surrenders have been allocated); and
(b) is equal to 10% of the total of the Adjusted Premiums at the beginning of the Policy Year, less any partial surrenders previously made in the same Policy Year.
The Surrender Charge is a percentage of the surrender that exceeds the Preferred Surrender Amount (“the Adjusted Surrender Amount”). The percentage declines based upon the number of years the corresponding premium has been invested and the age of the Insured on the date of the premium payment as shown in the table below.

Number of Years from Effective Date of Premium to Date of Surrender	For Policies Issued Before 10/1/2008 Insured’s Age on Date of Premium Payment
	Ages 0-49	Ages 50-59	Ages 60-69	Ages 70-80	Ages 81-85	Ages 86-95
Less than 1	9.5%	8.5%	7.0%	6.0%	5.0%	0.0%
1-2	8.0%	7.0%	6.0%	4.5%	4.0%	0.0%
2-3	7.0%	6.0%	5.0%	4.0%	3.0%	0.0%
3-4	6.0%	5.0%	4.0%	3.0%	2.0%	0.0%
4-5	5.0%	4.0%	3.0%	2.0%	1.0%	0.0%
5-6	4.0%	3.0%	2.0%	1.0%	0.0%	0.0%
6-7	3.0%	2.0%	1.0%	0.0%	0.0%	0.0%
7-8	2.0%	1.0%	0.0%	0.0%	0.0%	0.0%
8-9	1.0%	0.0%	0.0%	0.0%	0.0%	0.0%
More than 9	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Number of Years from Effective Date of Premium to Date of Surrender	For Policies Issued On and After 10/1/2008 Insured’s Age on Date of Premium Payment
	Ages 0-20	Ages 21-30	Ages 31-70	Ages 71-80	Ages 81-85	Ages 86-95
Less than 1	9.00%	8.00%	7.00%	6.00%	5.00%	0.00%
1-2	8.00%	7.00%	6.25%	4.50%	4.00%	0.00%
2-3	7.00%	6.00%	5.75%	4.00%	3.00%	0.00%
3-4	6.00%	5.00%	5.00%	3.00%	2.00%	0.00%
4-5	5.00%	4.00%	4.00%	2.00%	1.00%	0.00%
5-6	4.00%	3.00%	3.00%	1.00%	0.00%	0.00%
6-7	3.00%	2.00%	2.00%	0.00%	0.00%	0.00%
7-8	2.00%	1.00%	1.00%	0.00%	0.00%	0.00%
8-9	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%
More than 9	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

We apply the Surrender Charge to the Adjusted Surrender Amount in the following order: first against the most recent additional premiums which are still in effect, in the reverse order in which the additional premiums were received; and, then against any of the initial premium which is still in effect. A partial surrender reduces Your Accumulation Value. It also reduces the Guaranteed Minimum Death Benefit of Your Policy in the proportion that the total amount of the surrender bears to the total Accumulation Value of the Policy immediately prior to the surrender.
PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE
Cost of Insurance Protection Charge
We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. We determine the current Cost of Insurance Charge by multiplying the total Accumulation Value by a Cost of Insurance Rate, expressed as a percentage of Accumulation Value. We may change the method for determining the charge, including one based on the Policy’s Net Amount at Risk. This Cost of Insurance Rate is based upon Your age, sex and underwriting classification (See "Deduction of Cost of Insurance Protection from Accumulation Value"). We expect to make a profit from this charge.
For policies issued before 10/1/2008, Our minimum and maximum annual current cost of insurance rates, as well as the rate for Our representative Insured as a percentage of the Accumulation Value are:
■ minimum: 0.00%;
■ maximum: 0.19%;
■ standard case: 0.06%.
For policies issued on and after 10/1/2008, Our minimum and maximum annual current cost of insurance rates, as well as the rate for Our representative Insured as a percentage of the Accumulation Value are:
■ minimum: 0.00%;
■ maximum: 0.24%;
■ standard case: 0.05%
The representative Insured referred to above is a male, age 55 at the Policy issue date, and in Our standard non-tobacco user underwriting class. The rate shown is for the first Policy year. We have the right to increase the charges shown, but not above the guaranteed maximum rates set forth in the Policy.
Separate Account Charge
We deduct from the Subaccount assets attributable to Your Policy a monthly charge to defray administrative and sales expenses and to compensate Us for certain mortality and expense risks that We assume. We compute the charge at an effective annual rate of 1.75% of the Subaccount Accumulation Value attributable to Your Policy. The mortality risk that We assume is that the person named as the Insured under the Policy will live for a shorter time than We have estimated. In that case, We will not receive enough from premiums and other charges to compensate Us for the death benefit We must pay. The expense risk We assume is that the expenses We incur in issuing and administering the Policies will be greater than We have estimated and based Our other charges on.
Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary.
Income Tax Charge
We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account E. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly. These expenses vary as among the Funds and vary over time. The highest and lowest gross annual Fund operating expenses as of December 31, 2017 were 1.19% and 0.79%, respectively.  Annual Fund expenses for all Funds are fully described in the attached Life Series Funds prospectus. We begin to accrue and deduct all of the above charges and premiums on a Policy’s issue date. If a Monthly Deduction Date is not a Business Day, the Policy’s monthly deduction will be made as of the end of the next Business Day.

FEDERAL TAX INFORMATION
This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively.
The discussion is very general in nature. It does not cover all of the relevant federal tax law considerations and it does not address all of the details of the considerations that it does cover. Therefore, the below discussion is intended only to provide a general overview rather than to serve as a basis for a decision about whether to purchase a Policy or take any other action with respect to a Policy. For such advice, You should consult a qualified tax adviser. We strongly recommend that You obtain such advice prior to taking any such action.
Policy Proceeds
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”). Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:
■ the death benefit will, if and when paid, be excluded from the gross income of the beneficiary for federal income tax purposes;
■ the growth of the Accumulation Value of the Policy, if any, that is attributable to the investments in the Subaccounts and the Fixed Account (known as the "inside build-up") will not be subject to federal income tax, unless and until there is a distribution from the Policy (Policy loan and/or full or partial surrender); and
■ transfers among Subaccounts are not taxable events for purposes of federal income tax.
Surrenders and Loans
We have designed the Policy to be a MEC for federal income tax purposes. As a result, any loan, partial withdrawal, Assignment, pledge, lapse or surrender (a “Policy transaction”) by You is taxable to You to the extent there are gains in the Policy, and if the Policy transaction occurs before the age of 59½, a 10% penalty tax will also apply, to any such taxable amounts, unless You qualify for one of the exceptions.
A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy that is not a MEC becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable distributions that are made from a MEC prior to age 59½ are subject to an additional 10% penalty. If a Policy is a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one policy under the MEC rules.
It is possible that a Policy that is issued in exchange for another insurance Policy that is not a MEC will not be treated as a MEC. If You are considering such an exchange, You should first consult with Your tax counsel concerning the tax treatment of such a Policy.
Whether or not a Policy is a MEC, if the Policy lapses after a Grace Period, the amount of any loan balance that You do not repay will, for federal income tax purposes, be treated as a distribution to You. That amount, therefore, may be subject to federal income tax (and, in the case of a MEC, tax penalties may apply), in the manner and to the extent discussed above for other distributions from a Policy.
Tax Withholding
Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the  Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are responsible for any potential tax penalties that may result from Our failure to withhold taxes.
Estate and Generation Skipping Taxes
Because of the complex nature of the federal tax law, we recommend that you consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy.  The Code provides an exemption for federal estate tax purposes of $11,200,000 for 2018  (adjusted for inflation annually thereafter) and a top estate tax rate of  40%.  An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse. Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.
When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured’s estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the  Insured held any “incident of ownership” in the Policy at the death or at any time within three years of death.  An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.
If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax.  In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax (“GSTT”).  Similarly, if the beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT.  The Code provides an exemption for purposes of the GSTT of $11,200,000 for 2018 (adjusted for inflation annually thereafter) and a top GSTT tax rate of 40%.
Certain Other Tax Issues
We are taxed as a "life insurance company" under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account E. Based upon this expectation, no charge is currently assessed against Separate Account E for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account E. We may incur state and local income taxes (in addition to premium taxes) attributable to Separate Account E in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account E. We may, however, assess Separate Account E for such tax in the future. If any charges for federal, state or local taxes are assessed against Separate Account E in the future, they could reduce the net investment performances of the Subaccounts. In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount of Separate Account E to which premiums under the

Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment adviser of the Life Series Funds monitors each Fund’s portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein.
Each of the Life Series Funds available under the Policy sells its shares not only to Separate Account E but also to other separate accounts which fund variable life insurance policies  and variable annuity contracts. We do not anticipate any disadvantages resulting from this arrangement. However, it is possible that material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Life Series Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different fund or funds for a series of the Life Series Funds. In order for the Policies to continue to be treated as life insurance for federal income tax purposes, the Funds must limit the availability of their shares to certain types of purchasers. For example, if a variable annuity contract participating in a Fund does not qualify as life insurance or as an annuity for federal income tax purposes, Policies investing in that Fund could, as a result, also cease to be taxed as life insurance.
If Your Policy were to ever fail to qualify for taxation as a life insurance contract as discussed above, You would generally be subject to current federal income tax on any net income and gains of the Subaccounts in which You have Accumulation Value, and the Policy’s death benefit proceeds would lose their income tax-free status. These tax consequences would apply for the period of the failure and could continue for as long as Your Policy remains in force. This, however, is a risk that is also common to most other variable life insurance policies and variable annuities.
Under certain circumstances, a Policyowner’s control of the investments of Separate Account E may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account E for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION
VOTING RIGHTS
Because the Life Series Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares of any Fund held in a corresponding Subaccount or directly, at any such shareholders meeting as follows:
■ shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;
■ shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■ shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no other shares held by Policyholders in any Subaccount.
We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum. As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.
We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Policy’s Accumulation Value in that Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds. We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.
The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”). At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed, after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.
If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
FINANCIAL STATEMENTS
The financial statements of FLIAC  are in the Statement of Additional Information that is referred to on the back cover of this prospectus.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We have filed a Statement of Additional Information (“SAI”), dated May 1, 2018 with the SEC. The SAI contains additional information about FLIAC and Separate Account E. We incorporate the SAI by reference into this prospectus. You can get a free SAI,  request other information about the Policy or make other inquiries by contacting Us at Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, NJ 08837 or calling Us toll free at 1 800-832-7783 or by visiting Our website www.foresters.com. You can review and copy documents (including reports and the SAI pertaining to Separate Account E) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of documents relating to Separate Account E after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 551-8090. Electronic versions of documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
SEC file number: 333-123756/811-21742

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FIRST INVESTORS LIFE SEPARATE ACCOUNT E

INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES

OFFERED BY

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Statement of Additional Information dated May 1, 2018

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Foresters Life Insurance and Annuity Company through First Investors Life Separate Account E (“Separate Account E” or the “Separate Account”), which may be obtained at no cost by writing to Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, NJ 08837, by telephoning (800) 832-7783, or by visiting our website at www.foresters.com. Separate Account E currently funds two individual variable life insurance policies: Variable Universal Life, a flexible premium adjustable variable life insurance policy (“VUL”) with a prospectus dated May 1, 2018 and Single Premium Variable Life Insurance Policy, a modified single premium variable life insurance policy (“SPVL”) with a prospectus dated May 1, 2018.

Unless otherwise noted, the terms used in this SAI have the same meanings as in the prospectuses.

GENERAL DESCRIPTION
Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company, 40 Wall Street, New York, New York 10005 (“FLIAC”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities.  Foresters Financial Holding Company, Inc.  (“FFHC”), a holding company, owns all of the voting common stock of Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of FLIAC, Foresters Financial Services, Inc. (“FFS” or “Underwriter”) and Foresters Investor Services, Inc. (“FIS”), the transfer agent for First Investors Life Series Funds (“Life Series Funds”).  The Independent Order of Foresters (“Foresters”) controls FFHC and, therefore, the Adviser and FLIAC.  Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of FLIAC.

Name	FLIAC Office	Principal Occupation for Last Five Years
Carol Lerner Brown	Secretary	Assistant Secretary FFS since 1989; Secretary FLIAC and FIMCO since 1989; Assistant Secretary FFHC since 2011; Secretary FIS since 1989; and Secretary Foresters Advisory Services, LLC since 2012.
Sonia A. Baxendale	Director
Senior Executive Vice-President, CIBC Wealth Management, Executive Vice-President, Asset Management, Card Products and Collections, and Executive Vice-President of Global Private Banking and Investment Management Services 1992-2011. Board of Directors of CI Financial and Laurentian Bank; Co-Interim President and CEO of FFH C 2017 through January 2018.  Independent Director of F FH C and FLIAC effective February 2018. Chair of the Human Capital and Governance Committee, Independent Order of Foresters.

Craig D. Cloyed	Director	Director FLIAC and FFHC since 2012; President and Director Calvert Investment Distributors, Inc. from 1998 to March 2012.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FLIAC since 2003.
Diane Fox	Vice President, Insurance Operations	Vice President, Insurance Operations of FLIAC as of 2017.
Francis X. Gannon	Chief Financial Officer and Treasurer
Chief Financial Officer, Foresters Asset Management, Inc. since 2016. Chief Financial Officer and Treasurer FLIAC, FFS, FIS and FFHC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer Foresters Advisory Services, LLC since 2013; Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBarton 2010-2011; and Director Jefferson Wells

2

International 2008-2009.
Steven Guterman	Director and Chairman	Chairman of the Board – FLIAC and FFHC since 2018. Director FLIAC and FFHC since 2012; Chief Executive Officer Instant Labs Medical Diagnostics Corp. since 2010.
Jason Helbraun	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Mehul N. Kapadia	Chief Information Officer
Chief Information Officer since 2016, Vice President, Operational Transformation through 2016. Vice President – Systems & Operations, Individual Life Liberty Mutual Insurance, Dover, NH.  2013 – 2015; Business Program Manager – Life Works, Individual Life 2011 – 2013.

Clarice Ma	Assistant Vice President/Assistant Comptroller
Senior Compliance and Financial Analyst, Church Pension Group, New York, NY 10/2004 - 4/2015. Assistant Vice President and Assistant Comptroller, Foresters Life Insurance and Annuity Company since 2015.

Martha E. Marcon	Director	Director FLIAC and FFHC since 2011; Director Independent Order of Foresters since 2009; Director Mercury General Corp. 2008-present; and Director NIA Group 2006-present.
Loretta McCarthy	Director	Director FLIAC and FFHC since 2012; Managing Director Golden Seeds, LLC since 2005.
E. Blake Moore, Jr.	Director
President and Director FIMCO since February 2018; Director FFHC since February 2018; Director FLIAC since February 2018; Director FFS since February 2018; Director FIS since February 2018; Board Manager of FAS since February 2018. UBS Asset Management, New York, NY 2015-2017; MD, Head of Americas (through 2016) Mackenzie Investments, Toronto, ON, Canada 2011-2014.

Knut A. Olson	President and Director
President, North America Life and Annuity and FLIAC since January 2017; Senior Vice President Thrivent Financial – various positions including VP and SVP 2002-Nov 2016; District Representative/AGA Lutheran Brotherhood 1990-2002.

3

Paul D. Reaburn	Director
Director-FLIAC since 2017.  Executive Vice President and Chief Financial Officer, The Independent Order of Foresters  Aug 2012 - Present; Head of Life Practice, Dion, Durrell & Associates Jan 2011-Jul 2012; Chief Financial Officer/Chief Operating Officer, Aegon USA Oct 1997 – April 2009; Head of Actuarial (last position held), The Independent Order of Foresters  Aug 1979 – Oct 1997.

Jeremy W. Ragsdale	Vice President, Product Development and Pricing	Vice President, Product Development and Pricing of FLIAC as of 2017.
David Schimmel	Vice President	Vice President since 2011 and Assistant Vice President 2006-2011 of FLIAC.
John Shey	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Michael Stramaglia	Interim President and CEO, NALIA	Interim President and CEO, NALIA 2017 through January 2018.

Separate Account Assets.  Separate Account E was established on September 30, 2004 under the provisions of the New York Insurance Law.  Separate Account E’s assets are segregated from the assets of FLIAC, and that portion of Separate Account E’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of FLIAC.  Separate Account E is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

SERVICES

Custodian.  FLIAC, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account E.  We maintain the records and accounts of Separate Account E.

Independent Registered Public Accounting Firm.  KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for Separate Account E and Foresters Life Insurance and Annuity Company.

Underwriter.  FLIAC and Separate Account E have entered into an Underwriting Agreement with FFS.  FFS, an affiliate of FLIAC and of the Adviser, has its principal business address  at 40 Wall Street, New York, New York 10005.  For the fiscal years ending December 31, 2015, 2016 and 2017, FFS received underwriting commissions of $625,352, $327,897 and $394,667 respectively, in connection with the distribution of SPVL in a continuous offering. Sale of VUL commenced in April 2014 and for the fiscal years ending December 31, 2015, 2016
4

and 2017, FFS received underwriting commissions of $3,480,844, $5,007,041 and $4,705.178, respectively, in connection with the distribution of VUL in a continuous offering.   FLIAC anticipates continuing to offer the Policies, but reserves the right to discontinue the offering. FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority.

Distribution of Policy.  The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of FFS or by other broker-dealers who have selling agreements with FFS.

We pay FFS a commission on policies sold. In regards to VUL, in the first policy year, we pay FFS a commission of 99% of premiums paid up to the target premium and 6% of premiums paid in excess of the target premium.  In policy years 2-10, we pay FFS a commission of 5% of premium payments.  We pay FFS a commission of 3% of premium payments thereafter. In regards to SPVL, we pay a commission on policies sold of 7.175% of premium payments. Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account.  FFS is, in turn, responsible for paying FFS  representatives all commissions and other compensation that may be due to them for selling the policy. FFS representatives may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the Policies.

OTHER INFORMATION

Reports.  At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary.  We mail the report to the last address known to us.  The report shows (1) the death benefit at the beginning and end of the policy year, (2) the Accumulation Value and surrender value at the beginning and end of the policy year, (3) policy loan activity (4) all transactions which have occurred during the policy year, and (5) other information as may be required by applicable law or regulation.  The report also shows your allocation among the Subaccounts and/or the Fixed Account on that anniversary.

State Regulation.  We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”).  We file an annual statement in a prescribed form with the Department each year covering our operations for the preceding year and our financial condition as of the end of such year.  Our books and accounts are subject to review by the Department at any time.  The Department conducts a full examination of our operations periodically.  The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law.  We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

VALUATION INFORMATION

Value of a Unit.  For each Subaccount of Separate Account E, the value of a Unit of interest of that Subaccount initially was set arbitrarily at $10.00.  The value of a Unit for any subsequent Valuation Period is determined by multiplying the value of a Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Unit Value is being calculated (see Appendix I, Example B).  The investment performance of each Fund, and expenses and deductions of certain charges affect the Unit Value.  The value of a Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

5

Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) where:

(a)	is the net result of:

	(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

	(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the "ex‑dividend" date occurs during the current Valuation Period, less

	(3)	the per share amount of any taxes charged by us.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, and therefore, the Unit value of any Subaccount may increase or decrease.  (For an illustration of this calculation, see Appendix I, Example A.)

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Policyowners under the Policies will be affected by the investment results of the Subaccounts and the returns on any amounts they allocate to the Fixed Account.  The financial statements of FLIAC as contained herein should be considered only as bearing upon FLIAC's ability to meet its obligations to Policyowners under the, including, but not limited to, the minimum and any declared excess interest credited on accumulation values in the Fixed Account, and they should not be considered as bearing on the investment performance of the Subaccounts.
6

APPENDIX I

EXAMPLE A

Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account E

Net Investment Factor =   A + B
                                                   C

Where:

A =	The Net Asset Value of a Fund share as of the end of the current Valuation Period. Assume	=	$8.51000000
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period, less the per share amount of any taxes charged by us. Assume	=	$0
C =	The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period. Assume	=	$8.39000000

Then, the Net Investment Factor =	8.51000000 + 0	=	$1.01430274
8.39000000

EXAMPLE B

Formula and Illustration for Determining
Unit Value of a Subaccount
of Separate Account E

Unit Value = A x B
Where:

A =	The Unit Value for the immediately preceding Valuation Period. Assume	=	$1.46328760
B =	The Net Investment Factor for the current Valuation Period. Assume	=	$1.01430274

Then, the Unit Value = $1.46328760 x 1.01430274		=	$1.484216622

7

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E

Financial Statements

December 31, 2017

(With Report of Independent Registered Public Accounting Firm Thereon)

8

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Foresters Life Insurance and Annuity Company and Contract Owners of First Investors Life Separate Account E:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of the sub-accounts listed in the Appendix that comprise the First Investors Life Separate Account E (the Separate Account) as of December 31, 2017, the related statements of operations for the year then ended and changes in net assets for the years or period listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of December 31, 2017, the results of its operations for the year then ended, changes in its net assets for the years or period listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more of Foresters Life Insurance and Annuity Company’s separate accounts since 2011.

New York, New York
April 18, 2018
1

Appendix
Statement of assets and liabilities as of December 31, 2017, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

Government Cash Management
Fund for Income
Growth & Income
Special Situations
International
Select Growth
Government
Investment Grade
Limited Duration High Quality Bond
Opportunity
Real Estate
Total Return
Balanced Income
Equity Income

Statement of assets and liabilities as of December 31, 2017, the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended December 31, 2017 and the period from May 2, 2016 (inception) to December 31, 2016.

Covered Call Strategy

2

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Statement of Assets and Liabilities
December 31, 2017

	Government Cash Management	Fund for Income	Growth & Income	Special Situations	International	Select Growth	Government
Assets:
Investments at net asset value (note 3):
Number of shares	896,032	1,281,359	492,964	298,994	294,920	559,293	289,254
Cost	$896,032	$8,266,134	$18,102,744	$9,502,239	$5,824,862	$6,435,344	$2,905,037
First Investors Life Series Fund	$896,032	$8,259,756	$24,379,344	$11,983,939	$7,837,074	$8,876,903	$2,757,360
Liabilities:
Payable to Foresters Life Insurance and Annuity Company	—	—	—	—	—	—	—
Net assets	896,032	8,259,756	24,379,344	11,983,939	7,837,074	8,876,903	2,757,360
Net assets represented by contracts in accumulation period	$896,032	$8,259,756	$24,379,344	$11,983,939	$7,837,074	$8,876,903	$2,757,360
Outstanding Units:
	79,591	437,997	943,623	386,558	347,946	359,071	192,708
Unit Value:
	$11.292	$18.885	$25.833	$31.001	$22.536	$24.735	$14.319

(Continued)

3

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Statement of Assets and Liabilities
December 31, 2017
	Investment Grade	Limited Duration High Quality Bond	Opportunity	Real Estate	Total Return	Balanced Income	Covered Call Strategy	Equity Income
Assets:
Investments at net asset value (note 3):
Number of shares	550,238	54,373	609,201	107,718	527,016	68,350	107,332	439,195
Cost	$5,967,354	$528,058	$9,051,285	$1,124,914	$6,340,807	$711,361	$1,159,123	$7,823,508
First Investors Life Series Fund	$5,945,305	$522,487	$11,425,629	$1,124,241	$7,291,063	$768,017	$1,250,287	$10,381,314
Liabilities:
Payable to Foresters Life Insurance and Annuity Company	—	—	—	—	—	—	—	—
Net assets	5,945,305	522,487	11,425,629	1,124,241	7,291,063	768,017	1,250,287	10,381,314
Net assets represented by contracts in accumulation period	$5,945,305	$522,487	$11,425,629	$1,124,241	$7,291,063	$768,017	$1,250,287	$10,381,314
Outstanding Units:
	344,505	52,921	600,726	102,664	504,968	66,839	106,920	422,931
Unit Value:
	$17.276	$9.875	$19.023	$10.954	$14.434	$11.494	$11.695	$24.551

See accompanying notes to financial statements
4

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Statement of Operations
Year Ended December 31, 2017
	Government Cash	Fund for	Growth &	Special		Select
	Management	Income	Income	Situations	International	Growth	Government
Investment income:
Income:
Dividends	$1,607	$380,628	$322,848	$89,394	$74,432	$36,857	$52,619
Expenses:
Mortality and expense risks (note 5)	10,898	125,384	344,633	155,539	107,002	113,414	46,014
Administrative charges (note 5)	20,814	25,539	136,426	101,416	42,747	67,865	7,093
Total expenses	31,712	150,923	481,059	256,955	149,749	181,279	53,107
Net investment income (loss)	(30,105)	229,705	(158,211)	(167,561)	(75,317)	(144,422)	(488)
Realized gain on investments:
Realized gain distributions	—	—	798,931	116,916	—	697,344	—
Realized gain (loss) on investments	—	(5,242)	122,480	28,543	76,658	49,452	(9,615)
Realized gains (losses)	—	(5,242)	921,411	145,459	76,658	746,796	(9,615)
Change in unrealized appreciation (depreciation) on investments	—	125,021	2,473,117	1,541,434	1,762,195	1,353,230	864
Net increase (decrease) in net assets resulting from operations	$(30,105)	$349,484	$3,236,317	$1,519,332	$1,763,536	$1,955,604	$(9,239)

(Continued)
5

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Statement of Operations
Year Ended December 31, 2017
	Investment Grade	Limited Duration High Quality Bond	Opportunity	Real Estate	Total Return	Balanced Income	Covered Call Strategy	Equity Income

Investment income:
Income:
Dividends	$212,712	$7,695	$55,831	$10,436	$99,223	$5,626	$2,215	$172,902
Expenses:
Mortality and expense risks (note 5)	92,427	6,577	120,220	10,989	97,252	9,263	10,393	150,806
Administrative charges (note 5)	20,670	4,418	173,696	20,057	49,447	4,674	17,914	40,250
Total expenses	113,097	10,995	293,916	31,046	146,699	13,937	28,307	191,056
Net investment income (loss)	99,615	(3,300)	(238,085)	(20,610)	(47,476)	(8,311)	(26,092)	(18,154)
Realized gain on investments:
Realized gain distributions	—	—	—	15,958	—	5,354	—	206,852
Realized gain (loss) on investments	(3,197)	(259)	20,227	(220)	19,339	351	443	63,755
Realized gains (losses)	(3,197)	(259)	20,227	15,738	19,339	5,705	443	270,607
Change in unrealized appreciation
(depreciation) on investments	52,296	(1,926)	1,598,363	(7,374)	612,332	43,252	84,346	924,167

Net increase (decrease) in net assets resulting from operations	$148,714	$(5,485)	$1,380,505	$(12,246)	$584,195	$40,646	$58,697	$1,176,620

See accompanying notes to financial statements
6

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Statement of Changes in Net Assets
Year ended December 31, 2017 and 2016
	Government Cash Management		Fund for Income		Growth & Income		Special Situations
	2017	2016	2017	2016	2017	2016	2017	2016
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(30,105)	$(35,761)	$229,705	$237,188	$(158,211)	$(151,061)	$(167,561)	$(153,701)
Realized gain distributions	—	—	—	—	798,931	880,546	116,916	524,081
Realized gain (loss) on investments	—	—	(5,242)	(34,450)	122,480	159,997	28,543	16,250
Change in unrealized appreciation (depreciation) on investments	—	—	125,021	389,944	2,473,117	544,463	1,541,434	744,440
Net increase (decrease) in net assets resulting from operations	(30,105)	(35,761)	349,484	592,682	3,236,317	1,433,945	1,519,332	1,131,070
From contract transactions:
Net insurance premiums from contract owners	296,650	(537,687)	685,082	668,553	2,234,768	2,256,354	1,757,174	1,348,593
Transfers between sub-accounts	4,579	(3,724)	277,855	(157,972)	(161,157)	(390,203)	(143,023)	(258,450)
Cost of insurance (note 5)	(20,929)	(23,662)	(106,296)	(88,549)	(341,196)	(276,318)	(168,419)	(121,378)
Transfers for contract benefits and terminations	(51)	(1,809)	(200,391)	(271,423)	(641,566)	(881,069)	(193,242)	(399,400)

Increase (decrease) in net assets derived from contract transactions	280,249	(566,882)	656,250	150,609	1,090,849	708,764	1,252,490	569,365
Net increase (decrease) in net assets	250,144	(602,643)	1,005,734	743,291	4,327,166	2,142,709	2,771,822	1,700,435
Net assets:
Beginning of year	645,888	1,248,531	7,254,022	6,510,731	20,052,178	17,909,469	9,212,117	7,511,682
End of year	$896,032	$645,888	$8,259,756	$7,254,022	$24,379,344	$20,052,178	$11,983,939	$9,212,117

(Continued)
7

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Statement of Changes in Net Assets
Year ended December 31, 2017 and 2016
	International		Select Growth		Government		Investment Grade
	2017	2016	2017	2016	2017	2016	2017	2016
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(75,317)	$(56,196)	$(144,422)	$(103,419)	$(488)	$5,135	$99,615	$109,016
Realized gain distributions	—	—	697,344	366,884	—	—	—	—
Realized gain (loss) on investments	76,658	13,012	49,452	27,428	(9,615)	(6,284)	(3,197)	(4,962)
Change in unrealized appreciation (depreciation) on investments	1,762,195	(319,851)	1,353,230	(157,719)	864	(38,135)	52,296	28,005
Net increase (decrease) in net assets resulting from operations	1,763,536	(363,035)	1,955,604	133,174	(9,239)	(39,284)	148,714	132,059
From contract transactions:
Net insurance premiums from contract owners	953,095	749,552	1,274,200	1,207,433	123,176	133,728	514,564	434,812
Transfers between sub-accounts	(300,406)	206,013	(279,022)	118,837	75,001	41,739	192,425	(14,884)
Cost of insurance (note 5)	(103,185)	(79,133)	(120,657)	(84,222)	(41,889)	(39,134)	(84,650)	(73,949)
Transfers for contract benefits and terminations	(212,041)	(130,647)	(256,622)	(147,044)	(77,315)	(109,380)	(181,283)	(219,125)

Increase (decrease) in net assets derived from contract transactions	337,463	745,785	617,899	1,095,004	78,973	26,953	441,056	126,854
Net increase (decrease) in net assets	2,100,999	382,750	2,573,503	1,228,178	69,734	(12,331)	589,770	258,913
Net assets:
Beginning of year	5,736,075	5,353,325	6,303,400	5,075,222	2,687,626	2,699,957	5,355,535	5,096,622
End of year	$7,837,074	$5,736,075	$8,876,903	$6,303,400	$2,757,360	$2,687,626	$5,945,305	$5,355,535

(Continued)

8

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Statement of Changes in Net Assets
Year ended December 31, 2017 and 2016
	Limited Duration High Quality Bond		Opportunity		Real Estate		Total Return
	2017	2016	2017	2016	2017	2016	2017	2016
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(3,300)	$(4,499)	$(238,085)	$(186,884)	$(20,610)	$(12,600)	$(47,476)	$(49,200)
Realized gain distributions	—	—	—	—	15,958	1,013	—	—
Realized gain (loss) on investments	(259)	(89)	20,227	8,197	(220)	(143)	19,339	11,081
Change in unrealized appreciation (depreciation) on investments	(1,926)	(1,843)	1,598,363	585,829	(7,374)	3,611	612,332	275,220
Net increase (decrease) in net assets resulting from operations	(5,485)	(6,431)	1,380,505	407,142	(12,246)	(8,119)	584,195	237,101
From contract transactions:
Net insurance premiums from contract owners	104,835	124,406	2,604,352	2,400,323	458,345	384,152	1,021,688	1,096,654
Transfers between sub-accounts	29,520	38,891	(23,483)	69,678	37,108	171,511	52,962	(98,222)
Cost of insurance (note 5)	(10,236)	(6,139)	(186,404)	(125,655)	(24,051)	(10,484)	(100,760)	(78,924)
Transfers for contract benefits and terminations	(2,270)	(3,559)	(219,782)	(111,364)	(6,450)	(1,921)	(94,154)	(175,312)
Increase (decrease) in net assets derived from contract transactions	121,849	153,599	2,174,683	2,232,982	464,952	543,258	879,736	744,196
Net increase (decrease) in net assets	116,364	147,168	3,555,188	2,640,124	452,706	535,139	1,463,931	981,297
Net assets:
Beginning of year	406,123	258,955	7,870,441	5,230,317	671,535	136,396	5,827,132	4,845,835
End of year	$522,487	$406,123	$11,425,629	$7,870,441	$1,124,241	$671,535	$7,291,063	$5,827,132

(Continued)
9

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Statement of Changes in Net Assets
Year ended December 31, 2017 and 2016
	Balanced Income		Covered Call Strategy		Equity Income
	2017	2016	2017	2016*	2017	2016
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(8,311)	$(6,159)	$(26,092)	$(3,454)	$(18,154)	$(6,591)
Realized gain distributions	5,354	—	—	—	206,852	268,197
Realized gain (loss) on investments	351	238	443	79	63,755	67,520
Change in unrealized appreciation (depreciation) on investments	43,252	13,762	84,346	6,818	924,167	530,605
Net increase (decrease) in net assets resulting from operations	40,646	7,841	58,697	3,443	1,176,620	859,731
From contract transactions:
Net insurance premiums from contract owners	267,338	217,116	680,909	146,174	999,830	1,006,453
Transfers between sub-accounts	44,908	113,469	112,264	271,580	(4,537)	(229,460)
Cost of insurance (note 5)	(9,500)	(3,935)	(19,537)	(2,369)	(140,113)	(113,008)
Transfers for contract benefits and terminations	(919)	(277)	(971)	97	(306,829)	(382,632)

Increase (decrease) in net assets derived from contract transactions	301,827	326,373	772,665	415,482	548,351	281,353
Net increase (decrease) in net assets	342,473	334,214	831,362	418,925	1,724,971	1,141,084
Net assets:
Beginning of year	425,544	91,330	418,925	—	8,656,343	7,515,259
End of year	$768,017	$425,544	$1,250,287	$418,925	$10,381,314	$8,656,343

* For period from May 2, 2016 (commencement) to December 31, 2016.

See accompanying notes to financial statements

10

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2017
(1)	Organization
First Investors Life Separate Account E (Separate Account E), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by Foresters Life Insurance and Annuity Company (FLIAC), formerly First Investors Life Insurance Company, and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of Separate Account E have been used to purchase shares of First Investors Life Series Funds (the Funds), an open‑end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub‑accounts that comprise Separate Account E and bears the investment risk if the sub‑accounts do not meet their stated investment objectives. The sub‑accounts invest in the following underlying fund portfolios: Government Cash Management, Fund for Income, Growth & Income, Special Situations, International, Select Growth, Government, Investment Grade, Limited Duration High Quality Bond, Opportunity, Real Estate, Total Return, Balanced Income, Covered Call Strategy, and Equity Income.
The Covered Call Strategy sub-account was launched on May 2, 2016.
FLIAC offers a modified single premium variable life product (SPVL) and a variable universal life product (VUL) through Separate Account E.
(2)	Significant Accounting Practices
(a)	Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
(b)	Fair Value Measurements
Investments are valued using Level 1 inputs, as defined within the fair value hierarchy established by the Financial Accounting Standards Board (FASB).
Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value
11	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2017
hierarchy established by the FASB.  The three levels of inputs are described below:
Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account E has the ability to access.
Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account E’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
(c)	Subsequent Events
Management has evaluated events subsequent to the balance sheet date through April 18, 2018, the date that the financial statements were available for issuance.
(d)	Investments
Shares of the Funds held by each of the sub-accounts of Separate Account E are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value.   Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.
(e)	Investment Income
Investment income consists of dividends declared by the Funds and is recognized on the ex‑dividend date.  Realized gains and losses are recorded on a trade date basis.  Reinvested realized gain distributions are recorded when received.  Average cost is used as the basis of investments held and sold.  The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

12	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2017
(f)	Federal Income Taxes
Separate Account E is not taxed separately because its operations are part of the total operations of FLIAC, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account E is not taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account E.
(3)	Investments
The fair value of investments in each of the sub-accounts of the Separate Account at December 31, 2017 was determined by management using quoted market prices which, is equal to the net asset value of the underlying investments in the Funds.  Management determined that these investments are valued using Level 1 inputs since there is no restriction in the redemption of these investments and sufficient transaction volume exists.  In addition, there were no transfers between the different Levels established in the FASB’s fair value hierarchy during the year ended December 31, 2017.
Investments consist of the following at December 31, 2017:

		Net asset	Fair
	Shares	value	value	Cost
First Investors Life Series Fund:
Government Cash Management	896,032	$1.00	$896,032	$896,032
Fund for Income	1,281,359	$6.45	$8,259,756	$8,266,134
Growth & Income	492,964	$49.45	$24,379,344	$18,102,744
Special Situations	298,994	$40.08	$11,983,939	$9,502,239
International	294,920	$26.57	$7,837,074	$5,824,862
Select Growth	559,293	$15.87	$8,876,903	$6,435,344
Government	289,254	$9.53	$2,757,360	$2,905,037
Investment Grade	550,238	$10.80	$5,945,305	$5,967,354
Limited Duration High Quality Bond	54,373	$9.61	$522,487	$528,058
Opportunity	609,201	$18.76	$11,425,629	$9,051,285
Real Estate	107,718	$10.44	$1,124,241	$1,124,914
Total Return	527,016	$13.83	$7,291,063	$6,340,807
Balanced Income	68,350	$11.24	$768,017	$711,361
Covered Call Strategy	107,332	$11.65	$1,250,287	$1,159,123
Equity Income	439,195	$23.64	$10,381,314	$7,823,508
13	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2017
The cost of purchases and proceeds from sale of investments for the year ended December 31, 2017 were as follows:
	Purchases	Sales
Government Cash Management	$302,835	$52,691
Fund for Income	$1,343,564	$457,610
Growth & Income	$3,356,547	$1,624,977
Special Situations	$1,963,483	$761,638
International	$1,027,527	$765,381
Select Growth	$2,008,401	$837,580
Government	$250,797	$172,311
Investment Grade	$919,701	$379,030
Limited Duration High Quality Bond	$142,051	$23,501
Opportunity	$2,660,184	$723,585
Real Estate	$521,847	$61,547
Total Return	$1,173,873	$341,615
Balanced Income	$323,226	$24,357
Covered Call Strategy	$795,388	$48,815
Equity Income	$1,379,585	$642,536

(4)	Changes in Units
The changes in units outstanding for the years ended December 31, 2017 and 2016 were as follows:

	2017			2016
			Net			Net
	Units	Units	increase	Units	Units	increase
	issued	redeemed	(decrease)	issued	redeemed	(decrease)
Government Cash
Management	325,799	(303,544)	22,255	349,937	(403,442)	(53,505)
Fund for Income	40,015	(12,605)	27,410	32,177	(31,222)	955
Growth & Income	51,608	(26,094)	25,514	68,555	(50,674)	17,881
Special Situations	42,337	(7,218)	35,119	39,842	(20,875)	18,967
International	32,087	(22,819)	9,268	44,251	(8,126)	36,125
Select Growth	32,112	(11,681)	20,431	64,160	(8,975)	55,185
Government	13,618	(11,764)	1,854	11,861	(13,616)	(1,755)
Investment Grade	30,741	(11,409)	19,332	23,898	(22,369)	1,529
Limited Duration High
Quality Bond	13,275	(2,007)	11,268	16,543	(1,618)	14,925
Opportunity	115,980	(7,598)	108,382	145,253	(6,987)	138,266
Real Estate	41,149	(569)	40,580	49,477	(826)	48,651
Total Return	68,153	(14,214)	53,939	75,868	(24,831)	51,037
Balanced Income	27,504	(1,226)	26,278	32,195	(921)	31,274
Covered Call Strategy	68,214	(1,091)	67,123	41,520	(1,722)	39,798
Equity Income	30,554	(14,939)	15,615	34,326	(27,048)	7,278

14	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2017
(5)	Separate Account Charge and Deductions
In consideration for its assumption of the mortality and expense risks connected with the SPVL and VUL contracts, FLIAC computes the charge at an effective annual rate of 1.75% and 0.50%, respectively, of the Subaccount Accumulation Value. This deduction is assessed through a reduction of units.
A monthly charge is made to Separate Account E for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.
Optional insurance riders available under VUL contracts carry an additional charge. With the exception of the Children’s Term Rider, this amount varies with the age and sex of the insured and is assessed through the redemption of units on each monthly deduction date following election of the rider. The Children’s Term Rider is $0.464 per $1,000 of coverage.
A monthly policy charge of $10 is deducted from the accumulation value of VUL contracts and is assessed through the redemption of units.
A face amount charge is also deducted monthly from the accumulation value of VUL contracts. This charge is calculated based upon each $1,000 of face amount and may vary with the age and sex of the insured. It is assessed through the redemption of units.

15	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2017
(6)	Financial Highlights Table

	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Government Cash
Management:
December 31:
2017	79,591	11.292	896	0.29	—	0.26
2016	57,336	11.263	646	—	—	—
2015	110,841	11.263	1,249	—	—	—
2014	98,287	11.263	1,107	—	—	—
2013	94,363	11.263	1,063	—	—	—
Fund for Income:
December 31:
2017	437,997	18.885	8,260	4.87	—	6.82
2016	410,587	17.679	7,254	5.37	—	11.12
2015	409,633	15.909	6,511	5.15	—	(1.85)
2014	358,004	16.209	5,803	4.75	—	0.79
2013	272,352	16.082	4,376	5.05	—	6.88
Growth & Income:
December 31:
2017	943,623	25.833	24,379	1.47	—	18.28
2016	918,109	21.841	20,052	1.38	—	9.88
2015	900,228	19.877	17,909	1.13	—	(3.12)
2014	829,638	20.518	17,035	1.09	—	7.65
2013	737,152	19.061	14,060	1.48	—	38.06
Special Situations:
December 31:
2017	386,558	31.001	11,984	0.85	—	18.26
2016	351,438	26.213	9,212	0.52	—	16.10
2015	332,472	22.577	7,512	0.60	—	(0.52)
2014	296,087	22.696	6,726	0.45	—	6.30
2013	263,950	21.352	5,641	0.90	—	30.88
International:
December 31:
2017	347,946	22.536	7,837	1.06	—	32.96
2016	338,678	16.949	5,736	1.19	—	(4.20)
2015	302,552	17.692	5,353	1.06	—	3.49
2014	281,315	17.095	4,810	1.04	—	2.39
2013	237,549	16.696	3,967	1.20	—	6.77
Select Growth:
December 31:
2017	359,071	24.735	8,877	0.48	—	32.80
2016	338,641	18.626	6,303	0.58	—	4.04
2015	283,456	17.903	5,075	0.35	—	3.21
2014	249,960	17.346	4,337	0.32	—	13.53
2013	215,555	15.279	3,294	0.44	—	33.15
Government:
December 31:
2017	192,708	14.319	2,757	1.91	—	1.53
2016	190,854	14.103	2,688	2.11	—	0.48
2015	192,610	14.035	2,700	2.23	—	0.04
2014	183,480	14.029	2,570	2.50	—	3.14
2013	176,987	13.602	2,406	2.40	—	(2.47)

16	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2017
	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Investment Grade:
December 31:
2017	344,505	17.276	5,945	3.76	—	4.72
2016	325,173	16.497	5,356	4.03	—	4.65
2015	323,644	15.764	5,097	4.05	—	(0.35)
2014	302,489	15.819	4,782	4.08	—	5.85
2013	304,966	14.944	4,554	3.64	—	(0.80)
Limited Duration High
Quality Bond: [5]
December 31:
2017	52,921	9.875	522	1.62	—	1.25
2016	41,653	9.752	406	0.79	—	0.64
2015	26,727	9.690	259	—	—	(0.51)
2014	6,045	9.740	59	—	—	(2.60)
Opportunity:
December 31:
2017	600,726	19.023	11,426	0.58	—	19.00
2016	492,345	15.986	7,870	0.38	—	8.26
2015	354,078	14.767	5,230	0.17	—	(0.81)
2014	227,989	14.887	3,394	—	—	5.73
2013	93,125	14.080	1,311	—	—	39.96
Real Estate: [5]
December 31:
2017	102,664	10.954	1,124	1.17	—	1.26
2016	62,083	10.817	672	0.30	—	6.57
2015	13,432	10.150	136	—	—	1.50
Total Return:
December 31:
2017	504,968	14.434	7,291	1.51	—	11.75
2016	451,029	12.916	5,827	1.36	—	6.62
2015	399,992	12.114	4,846	0.87	—	(1.61)
2014	265,487	12.313	3,268	0.08	—	5.96
2013	117,027	11.620	1,359	—	—	17.02
Balanced Income: [5]
December 31:
2017	66,839	11.494	768	0.95	—	9.57
2016	40,561	10.490	426	—	—	6.71
2015	9,287	9.830	91	—	—	(1.70)
Covered Call Strategy: [5]
December 31:
2017	106,920	11.695	1,250	0.27	—	11.07
2016	39,798	10.530	419	—	—	5.30
Equity Income:
December 31:
2017	422,931	24.551	10,381	1.83	—	15.52
2016	407,316	21.253	8,656	1.93	—	13.28
2015	400,037	18.762	7,515	1.63	—	(1.03)
2014	374,951	18.957	7,118	1.58	—	8.25
2013	334,293	17.512	5,864	1.92	—	30.53
Target Maturity 2015: [5]
December 31:
2015	—	—	—	9.45	—	(0.41)
2014	35,132	14.576	512	4.76	—	0.02
2013	34,477	14.573	503	4.12	—	(0.19)

17	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2017
1.	These units include units held for certain direct charges to contract owner accounts through the redemption of units.
2.
These amounts represent the dividends, excluding distributions of capital gains, received by the sub‑account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as the separate account charge, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub‑account is affected by the timing of the declaration of dividends by the underlying fund in which the sub‑account invests.

3.
These amounts represent the annualized contract expenses of the separate account for the periods indicated. There are no expenses that result in a direct reduction in unit value. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4.
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

5.
The Limited Duration High Quality Bond sub-account was launched on July 1, 2014. The total return for the Limited Duration High Quality Bond sub-account for 2014 was calculated for the period July 1, 2014 to December 31, 2014.  The Real Estate and the Balanced Income sub-accounts were launched on May 1, 2015 and November 2, 2015, respectively.  The total return for the Real Estate and the Balanced Income sub-accounts for 2015 were calculated for the period May 1, 2015 to December 31, 2015 and November 2, 2015 to December 31, 2015, respectively.  The Target Maturity 2015 sub-account was closed on December 15, 2015.  The total return for the Target Maturity 2015 sub-account for 2015 was calculated for the period January 1, 2015 to December 14, 2015.  The Covered Call Strategy sub-account was launched on May 2, 2016. The total return for the Covered Call Strategy sub-account was calculated for the period May 2, 2016 to December 31, 2016.

18

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Statutory Financial Statements
December 31, 2017, 2016 and 2015
(With Independent Auditors’ Report)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Table of Contents
Page

Independent Auditors’ Report	1

Financial Statements:

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of December 31, 2017 and 2016	3

Statutory Statements of Income for the years ended December 31, 2017, 2016 and 2015	4

Statutory Statements of Changes in Capital and Surplus for the years ended December 31, 2017, 2016 and 2015	5

Statutory Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015	6

Notes to Statutory Financial Statements	7

Supplemental Information	27

Independent Auditors’ Report

The Board of Directors
Foresters Life Insurance and Annuity Company:
We have audited the accompanying financial statements of Foresters Life Insurance and Annuity Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2017 and 2016, and the related statutory statements of income and changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes to the statutory financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s  preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by Foresters Life Insurance and Annuity Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Foresters Life Insurance and Annuity Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2017.
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Foresters Life Insurance and Annuity Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2017, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.
Other Matter
Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplemental Schedule Summary of Investments - Other than Investments in Related Parties, Supplemental Insurance Information schedule, and Supplemental Schedule – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X Rule 7-05 of the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.
/s/ KPMG LLP

New York, New York
April 18, 2018

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS DECEMBER 31, 2017 AND 2016 (in US dollars)

	2017	2016
ASSETS
Cash and invested assets
Bonds, at amortized cost (fair value: 2017 - $821,721,568; 2016 - $689,123,846)	$796,623,705	$677,749,352
Cash, cash equivalents and short-term investments	48,890,262	40,822,681
Receivable for securities	20,195	17,828
Policy loans	102,543,550	97,977,219

Total Cash and Invested Assets	948,077,712	816,567,080

Deferred and uncollected premiums	5,084,208	4,590,736
Accrued investment income	12,554,222	11,380,338
Admitted deferred tax assets	2,734,000	4,564,000
Current income tax recoverable	1,945,490	2,076,793
Other assets	671,550	740,497

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	971,067,182	839,919,444

Separate account assets	1,492,359,315	1,302,277,133

TOTAL ADMITTED ASSETS	$2,463,426,497	$2,142,196,577

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES
Life and accident and health reserves	$314,094,196	$295,776,716
Annuity reserves	599,025,981	486,001,410
Claims and other contract liabilities	14,758,715	12,452,003
Interest Maintenance Reserve	-	-
Asset Valuation Reserve	4,935,223	4,298,814
Accounts payable and accrued liabilities	4,469,523	4,032,619
Net transfers due from separate accounts	(29,658,212)	(22,762,371)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	907,625,426	779,799,191

Separate account liabilities	1,492,359,315	1,302,277,133

TOTAL LIABILITIES	2,399,984,741	2,082,076,324

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	54,407,414	51,085,911

TOTAL CAPITAL AND SURPLUS	63,441,756	60,120,253

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$2,463,426,497	$2,142,196,577

See accompanying notes to statutory financial statements.

3

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY STATUTORY STATEMENTS OF INCOME YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015 (in US dollars)

	2017	2016	2015
REVENUES
Premiums and annuity considerations	$209,266,846	$217,667,362	$203,651,518
Investment income	35,286,708	30,775,191	26,080,800
Amortization of interest maintenance reserve	719,667	766,483	896,253
Income from fees associated with investment management, administration & contract guarantees from separate accounts	12,878,224	11,377,482	11,246,893
Other income	185,461	195,378	305,019

TOTAL REVENUES	258,336,906	260,781,896	242,180,483

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	103,533,633	97,270,717	90,814,340
Increase in life and annuity reserves	131,342,050	139,103,864	115,165,490
Net transfers (from) to separate accounts	(27,953,950)	(22,458,372)	(10,023,360)
Commissions and expense allowances	17,034,349	18,335,371	17,212,803
Operating expenses	15,924,785	18,215,839	16,756,320

TOTAL BENEFITS AND EXPENSES	239,880,867	250,467,419	229,925,593

Net gain from operations before dividends to policyholders and federal income taxes	18,456,039	10,314,477	12,254,890
Dividends to policyholders	1,118,015	918,979	908,006

Net gain from operations before federal income taxes	17,338,024	9,395,498	11,346,884
Federal income tax	4,663,184	2,347,862	3,025,854

NET GAIN FROM OPERATIONS	12,674,840	7,047,636	8,321,030
Net realized capital gains, net of transfers to IMR and net of taxes	-	10	-

NET INCOME	$12,674,840	$7,047,646	$8,321,030

See accompanying notes to statutory financial statements.
4

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS YEARS ENDED DECEMBER 31, 2017, 2016, AND 2015 (in US dollars)

	2017	2016	2015

BALANCE AT BEGINNING OF YEAR	$60,120,253	$60,317,773	$58,699,524
Net income	12,674,840	7,047,646	8,321,030
Change in Asset Valuation Reserve	(636,409)	(1,038,688)	(735,695)
Change in non-admitted assets	162,300	(2,086,204)	(2,066,268)
Change in net deferred income taxes	(3,779,228)	979,726	999,182
Dividends to stockholders	(5,100,000)	(5,100,000)	(4,900,000)

BALANCE AT END OF YEAR	$63,441,756	$60,120,253	$60,317,773

See accompanying notes to statutory financial statements.

5

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY STATUTORY STATEMENTS OF CASH FLOWS YEARS ENDED DECEMBER 31, 2017, 2016 and 2015 (in US dollars)

	2017	2016	2015

Cash flows from operating activities:
Premiums and other insurance amounts received	$208,085,369	$216,448,478	$203,010,632
Investment income received	39,836,865	34,957,449	29,781,905
Other receipts	13,063,685	11,572,860	11,551,912
Benefits and contract liabilities paid	(102,701,991)	(98,118,520)	(90,047,847)
Commissions and general expenses paid	(33,036,607)	(35,587,113)	(33,743,875)
Net transfers from separate accounts	21,058,109	19,487,267	7,542,621
Dividends paid to policyholders	(899,789)	(902,898)	(775,973)
Federal income taxes paid	(4,400,000)	(2,600,000)	(4,100,000)
Net cash provided by operating activities	141,005,641	145,257,523	123,219,375
Cash flows from investing activities:
Proceeds from maturities and sale of investment securities	79,868,912	68,186,117	48,438,807
Purchase of investments securities	(203,552,299)	(183,984,526)	(171,538,216)
Purchase of furniture, equipment and other assets	-	(41,513)	(88,464)
Net increase in policy loans	(4,566,331)	(2,978,091)	(5,864,260)
Net cash used for investing activities	(128,249,718)	(118,818,013)	(129,052,133)
Cash flows from financing activities and miscellaneous sources:
Net deposits on deposit-type contracts	1,015,594	99,810	408,415
Dividends paid	(5,100,000)	(5,100,000)	(4,900,000)
Other cash received (applied)	(603,936)	(1,294,268)	159,792
Net cash used for financing activities	(4,688,342)	(6,294,458)	(4,331,793)

Net (decrease) increase in cash, cash equivalents and
short-term investments:	8,067,581	20,145,052	(10,164,551)
Cash, cash equivalents and short-term investments:
Beginning of year	40,822,681	20,677,629	30,842,180
End of year	$48,890,262	$40,822,681	$20,677,629

See accompanying notes to statutory financial statements.

6

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(1)	Nature of Operations

Foresters Life Insurance and Annuity Company (the “Company”) is a wholly-owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance.  In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940.  The principal affiliates of the Company are: Foresters Financial Services, Inc. (“Broker‑Dealer”), Foresters Investment Management Company, Inc. (“Mutual Fund Management Company”), Foresters Investor Services, Inc. (“Transfer Agent”), and Foresters Advisory Services, LLC.  FFHC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”).

(2)	Basis of Presentation

The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual.

This basis of presentation differs from U.S. generally accepted accounting principles (“GAAP”) in that:

(a)
Life insurance policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2.50% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The fixed deferred annuity is valued using CARVM at 3.50% – 5% and variable annuities are valued using VACARVM at 3.75% to 5.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b) certain expenditures, principally for furniture and equipment and agents’ debit balances, are not admissible and are therefore charged to surplus rather than recognized as assets;

7	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

(d)	income tax effects of temporary differences are provided to the extent that the temporary differences will be realized within three years (admitted deferred tax assets) and are recognized in surplus;

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities;

(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be available‑for‑sale for GAAP are recorded at amortized cost rather than estimated fair value; and

(h)
The statutory statements of cash flows do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

(3)	Other Significant Accounting Practices

(a) Cash, Cash Equivalents and Short-term Investments

Cash and cash equivalents include investments with original maturities of three months or less and money market mutual funds. The carrying amounts for cash and cash equivalents approximate their fair values.  Short-term investments include investments with original maturities of one year or less and are carried at amortized cost.

8	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(b)	Bonds

Bonds are reported at amortized cost.  Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.

The fair values for bonds presented in the Statements of Admitted Assets, Liabilities and Capital and Surplus is based on quoted market prices, where available, or is estimated using values from independent pricing services.

(c)	Fair Value Measurements

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”).  Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:

● Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.

●
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.  These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

●
Level 3: Fair value measurements using significant inputs that are not readily observable in the market and are based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.

9	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(d)	Impairment of Invested Assets

Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities.  Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.

Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.  In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above.  Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

(e)	Leasehold Improvements and Equipment

Leasehold improvements and equipment are recorded as cost.  These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.

Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.

Depreciation of equipment of $106,922, $102,961, and $89,679 was included in net income for 2017, 2016 and 2015, respectively. Depreciation of leasehold

10	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

improvements of $2,247, $2,247, and $1,872 was included in net income for 2017, 2016 and 2015, respectively.

(f)	Policy loans

Policy loans are stated at the unpaid balance due, which approximates fair value, since loans on policies have no defined maturity and reduce amounts payable at death or surrender. The excess of the unpaid balance of the policy loan that exceeds the cash surrender value is nonadmitted.

(g)	Interest Maintenance Reserve

The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.

(h)	Asset Valuation Reserve

The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses. Investments are assigned a NAIC rating which is used in the AVR computation.

(i)	Recognition of Revenue and Related Expenses

Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

(j)	Annuities

Annuity considerations are recognized as revenue when received. The carrying value of fixed annuities reserves are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.

(k)	Policyholder Dividends

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

11	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(l)	Business Risks and Uncertainties

The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.

Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 34% in both 2017 and 2016, of the Company’s total premiums and annuity considerations received.  The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.

(m)	Separate Accounts

Separate account assets and the related liabilities represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. The assets are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company.

(n)	Income Taxes

The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly-owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.

The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in the

12	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

period. A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized. The tax effects of temporary differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus.

Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits.  The term “more-likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or not a tax position has met this recognition threshold depends on the facts, circumstances, and information available at the reporting date.  If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements.  Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.

(4)	Investments

Investment income for the years indicated consists of the following:

	2017	2016	2015
Interest on fixed maturities	$30,309,245	$26,008,677	$21,498,422
Interest on short term investments	345,234	47,676	8,289
Interest on policy loans	6,099,103	5,857,123	5,673,511
Total investment income	36,753,582	31,913,476	27,180,222
Investment expense	1,466,874	1,138,285	1,099,422
Net investment income	$35,286,708	$30,775,191	$26,080,800

No accrued investment income was excluded as non-admitted.

13	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2017, and 2016 are as follows:

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2017:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$6,009,610	$185,633	$9,349	$6,185,894
Debt securities issued by
states of the U.S.	226,499,717	8,180,247	944,107	233,735,857
Corporate debt securities	564,114,378	18,274,394	588,955	581,799,817
	$796,623,705	$26,640,274	$1,542,411	$821,721,568

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2016:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$7,436,107	$395,042	$6,073	$7,825,076
Debt securities issued by
states of the U.S.	175,355,672	3,992,943	2,926,991	176,421,624
Corporate debt securities	494,957,573	12,955,668	3,036,095	504,877,146
	$677,749,352	$17,343,653	$5,969,159	$689,123,846

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	December 31, 2017		December 31, 2016
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss

Less than 12 months	$63,025,802	$238,674	$157,713,750	$5,008,306
12 months or more	56,108,979	1,303,737	37,463,535	960,853
	$119,134,781	$1,542,411	$195,177,285	$5,969,159

Management considers the decline in fair values of the above securities to be interest related.  Management intends to hold these securities until recovery or contractual maturity and therefore, no other-than-temporary impairment has been recognized.

14	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2017, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Amortized	fair
	cost	value

Due in one year or less	$38,597,814	$38,978,867
Due after one year through five years	193,074,550	197,703,195
Due after five years through ten years	241,731,944	245,707,682
Due after ten years	315,235,896	331,109,824
Loan backed securities	7,983,501	8,222,000
	$796,623,705	$821,721,568

Proceeds from sales of investments in bonds were $78,894,024, $68,104,692, and $48,439,000 in 2017, 2016 and 2015, respectively. Gross gains of $614,811 and gross losses of $1,002,697 were realized on those sales in 2017. Gross gains of $895,224 and gross losses of $801,262 were realized on those sales in 2016.  Gross gains of $880,023 and gross losses of $961,049 were realized on those sales in 2015. Realized gains (losses) transferred to the IMR were ($256,005) in 2017, $62,008 in 2016, and ($53,604) in 2015.

(5)	Fair Value of Financial Instruments

The following table presents the fair value of all financial assets, classified by the fair value hierarchy:

	Level 1	Level 2	Level 3	Total fair value	Total carrying value
December 31, 2017
Bonds	$-	$821,721,568	$-	$821,721,568	$796,623,705
Cash, cash equivalents and short-term investments	48,890,262	-	-	48,890,262	48,890,262
Separate account assets	1,492,359,315	-	-	1,492,359,315	1,492,359,315
	$1,541,249,577	$821,721,568	$-	$2,362,971,145	$2,337,873,282

December 31, 2016
Bonds	$-	$689,123,846	$-	$689,123,846	$677,749,352
Cash, cash equivalents and short-term investments	40,822,681	-	-	40,822,681	40,822,681
Separate account assets	1,302,277,133	-	-	1,302,277,133	1,302,277,133
	$1,343,099,814	$689,123,846	$-	$2,032,223,660	$2,020,849,166

Separate account assets disclosed in the table above are the only assets carried at fair value. There were no transfers between levels during 2017 and 2016.

15	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(6)	Retirement Plans

The Company participates in a qualified, noncontributory profit sharing plan sponsored by FFHC, for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. Foresters Financial Holding Company, Inc. allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2017, 2016 and 2015, the Company charged operations $52,327, $73,765, and $98,177, respectively, for its portion of the contribution.

In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. For the years ended December 31, 2017, 2016 and 2015, contributions to this plan were $21,225, $19,612, and $18,734, respectively.

(7)	Reinsurance

The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. Information with respect to reinsurance ceded by the Company is as follows:

	2017	2016	2015
Direct life insurance premiums	$69,894,727	$68,913,066	$70,531,837
Life insurance premiums ceded	6,800,567	6,211,032	6,657,593
Net life insurance premiums	$63,094,160	$62,702,034	$63,874,244

Life insurance reserves ceded	$19,383,574	$19,566,561	$19,512,024

Direct accident and health premiums	$1,834	$2,208	$2,921
Ceded accident and health premiums	-	-	-
Net accident and health premiums	$1,834	$2,208	$2,921

The Company’s maximum retention on any one life is $250,000. The Company had reinsured 54.0% and 56.0% of its net life insurance in force at December 31, 2017

16	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

and 2016, respectively. The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies. During 2017, 2016 and 2015, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted. None of the credit ratings of the Company’s reinsurers were downgraded during 2017, 2016 and 2015.

(8)	Contingent Liabilities

The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

(9)	Related Party Transactions

The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2017, 2016 and 2015, the Company incurred approximately $3,450,868, $3,331,014, and $3,006,520, respectively, for these services. The Company paid an affiliate $17,886,446, $20,612,341, and $18,643,852 during 2017, 2016 and 2015, respectively for commissions relating to the sale of its products. In addition, the Company incurred $525,000 annually for management fees paid to Foresters.

(10)	Capital and Surplus

(a) Participating business represented 1.1% and 1.2% of individual life insurance in force at December 31, 2017 and 2016.

The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.

17	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(b)
The maximum amount of dividends which can be paid by New York State insurance companies to shareholders is subject to restrictions relating to statutory unassigned surplus. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $54,407,414 and $51,085,911 at December 31, 2017 and 2016, respectively, and was earned partly by the participating account and partly by the nonparticipating account.  Distributions are limited to prescribed percentages of policyholders’ surplus as of the beginning of the current year and, in some instances, require pre-approval by the NYDFS.

During 2017 and 2016 the Company paid ordinary dividends of $5,100,000.

(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2017 and 2016.

(d)	The portion of unassigned surplus represented or (reduced by) each item below is as follows:

	2017	2016
Nonadmitted assets	$(9,154,385)	$(9,316,685)
Asset valuation reserve	(4,935,223)	(4,298,814)
Deferred tax assets	6,610,905	10,390,133

(11)	Life and Annuities Reserves

(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a pro‑rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

	(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York Department of Financial Services was included in the statutory financial statements.

18	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(c)	As of December 31, 2017 the Company has $151,053,603 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.

(e)
The Tabular interest on funds not involving life contingencies has been determined by formula.  Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.

(g)	There are no significant other increases (net).

19	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(12)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2017 are shown in the following table.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	623,654,776	50.58%
At book value	475,490,259	38.56%
Not subject to discretionary withdrawal	133,942,493	10.86%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,233,087,528	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,233,087,528	100.00%

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2016 are shown in the following table.

		Percentage of
	Amount	total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	558,791,735	53.01%
At book value	387,934,088	36.80%
Not subject to discretionary withdrawal	107,452,771	10.19%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,054,178,594	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,054,178,594	100.00%

20	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

(13)	Premium and Annuity Consideration Deferred and Uncollected Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2017 were:

	Gross	Net	Loading
Type:
Ordinary new business	$98,269	$80,380	$17,889
Ordinary renewal	3,057,443	5,003,828	(1,946,385)
Total	$3,155,712	$5,084,208	$(1,928,496)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2016 were:

	Gross	Net	Loading
Type:
Ordinary new business	$297,771	$232,600	$65,171
Ordinary renewal	2,697,665	4,358,136	(1,660,471)
Total	$2,995,436	$4,590,736	$(1,595,300)

(14)	Separate Accounts

General Nature and Characteristics

The Company has two separate accounts which fund limited pay variable life insurance policies, single premium variable life policies, and flexible premium variable life policies and three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries.  Insurance contract liabilities for incidental death benefits are established in the general account.  The account balance of contracts with guarantees totaled approximately $630,000,000 and $564,000,000 and was held in separate accounts at December 31, 2017 and 2016, respectively.  The net amount at risk associated with these guarantees was approximately $340,000 and $487,000 at December 31, 2017 and 2016, respectively.

21	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

The three variable life policies are a fixed premium product, a single premium product with a minimum guaranteed death benefit, and a flexible premium product.

The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.

The following table presents separate account premiums and considerations for the year ended December 31, 2017 and separate account reserves at December 31, 2017.

		Variable
	Variable life	Annuities	Total
Premiums and considerations	$36,503,271	$25,202,905	$61,706,176
Reserves at December 31, 2017:
With assets at market value	$838,886,268	$623,654,777	$1,462,541,045
Subject to discretionary
withdrawal at market value	$838,886,268	$623,654,777	$1,462,541,045

Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:

	2017	2016
Transfers to separate accounts as contained in
the annual statement of the separate accounts	$61,706,176	$62,620,810
Transfers from separate accounts as contained in
the annual statement of the separate accounts	102,650,176	96,437,413
	(40,944,000)	(33,816,603)
Reconciling items:
Other	111,826	(19,251)
	$(40,832,174)	$(33,835,854)

(15)	Federal Income Taxes

On December 22, 2017, the President signed the “Tax Cuts and Jobs Act” (H.R. 1) into law.  This represents the first major overhaul of the federal income tax in more than 30 years.  Among other effects, the bill lowers the corporate tax rate from 35% to 21% beginning in 2018.  The change in the corporate tax rate is presumed to be permanent; as such we adjusted the value of our deferred tax items.  The adjustment in the value of deferred tax items resulted in a decrease in surplus of approximately $4.4 million from this rate change.

22	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

The “Tax Cuts and Jobs Act” also impacted the computation of life insurance tax reserves.  The Act limits life reserves for tax purposes to the greater of net surrender value or 92.81% of NAIC’s required reserves.  Previously, for life and annuity contracts, the tax reserve was the greater of the contract’s net surrender value (if any) or federally prescribed reserve.  Management estimates an $18.1 million difference in the amount of the new tax basis reserve, which has been recognized as an additional tax asset with an offsetting deferred tax liability.  The estimated transition adjustment amount is amortized on a straight-line basis over each of the eight taxable years from 2018-2025.  The transitional adjustment is a provisional estimate as the Company does not have the information available in appropriate detail to analyze and calculate the amount required under the change in methodology. The ultimate impact may differ from the provisional amount and the final amount will be determined within the measurement period.

The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly-owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.  Under the Internal Revenue Code, revised by the Tax Cuts and Jobs Act, life insurance entities are not permitted to carryback ordinary losses.  As such, admittance of ordinary deferred tax assets for life entities will be limited to paragraph 11.b. and 11.c.  Tax years of 2014 through 2016 are subject to federal, state or local examination by taxing authorities.

The net deferred tax asset/(liability) at December 31, 2017 and 2016, and the change from the prior year are comprised of the following components:

	2017	2016	Change
	Ordinary	Ordinary	Ordinary
Total gross deferred tax assets	$10,579,000	$10,617,000	$(38,000)
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	10,579,000	10,617,000	(38,000)
Deferred tax assets nonadmitted	(3,876,905)	(5,826,133)	1,949,228
Subtotal net admitted deferred tax assets	6,702,095	4,790,867	1,911,228
Deferred tax liabilities	(3,968,095)	(226,867)	(3,741,228)
Net admitted deferred tax assets	$2,734,000	$4,564,000	$(1,830,000)

23	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

The amount of deferred tax assets admitted at December 31, 2017 and 2016 and changes thereon are as follows:

	2017	2016	Change
	Ordinary	Ordinary	Ordinary

Federal income taxes paid in prior years
recoverable through loss carrybacks (11.a.)	$-	$4,564,000	$(4,564,000)
Admitted under paragraph (11.b.)	2,734,000	-	2,734,000
Adjusted gross DTAs offset by gross DTLs (11.c.)	3,968,095	226,867	3,741,228
Deferred tax assets admitted as the result of
application of SSAP No. 101	$6,702,095	$4,790,867	$1,911,228

The ratios used for the threshold limitation for 11.b. above are as follows:

	2017	2016

Ratio percentage used to determine recovery
period and threshold limitation amount	788%	749%
Amount of adjusted capital and surplus used to
determine recovery period threshold limitation	$66,154,217	$60,257,167

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets.  In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.

The Company did not have any deferred tax assets or liabilities that were classified as capital.

24	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:

	2017	2016	Change
Deferred tax assets:
Policyholder dividend provision	$215,000	$281,000	$(66,000)
Deferred acquisition costs	3,399,000	5,621,000	(2,222,000)
Reserves	6,853,000	4,428,000	2,425,000
Deferred compensation	63,000	148,000	(85,000)
Other	49,000	139,000	(90,000)
	10,579,000	10,617,000	(38,000)
Nonadmitted deferred tax assets	(3,876,905)	(5,826,133)	1,949,228
	6,702,095	4,790,867	1,911,228
Deferred tax liabilities:
Depreciation	17,000	55,000	(38,000)
Bond discount	150,095	171,867	(21,772)
Reserves (transition rule)	3,801,000	-	3,801,000
Net admitted deferred taxes	$2,734,000	$4,564,000	$(1,830,000)

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2017	2016	Change
Total deferred tax assets	$10,579,000	$10,617,000	$(38,000)
Total deferred tax liabilities	(3,968,095)	(226,867)	(3,741,228)
Net deferred tax assets (liabilities)	6,610,905	10,390,133	(3,779,228)
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$6,610,905	$10,390,133	$(3,779,228)

25	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in US Dollars)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2017			2016
		Tax effect	Tax		Tax effect	Tax
	Amount	35%	Rate	Amount	35%	Rate
Income before taxes	$17,338,024	6,068,308	35%	$9,395,498	3,288,424	35%
Dividends received deduction	(5,409,620)	(1,893,367)	(11)%	(4,549,277)	(1,592,247)	(17)%
Deferred tax rate change:
Admitted assets	5,205,714	1,822,000	11%	-	-	— %
Non-admitted assets	7,384,583	2,584,604	15%	-	-	— %
Other	(397,521)	(139,133)	(1)%	(937,260)	(328,041)	(3)%
Total	$24,121,180	8,442,412	49%	$3,908,961	1,368,136	15%

	2015
		Tax effect	Tax
	Amount	35%	Rate
Income before taxes	$11,346,884	3,971,409	35%
Dividends received deduction	(4,438,237)	(1,553,383)	(14)%
Other	(1,118,154)	(391,354)	(3)%
Total	$5,790,493	2,026,672	18%

	2017	2016	2015
Current federal income taxes	$4,663,184	$2,347,862	$3,025,854
Deferred taxes:
Change from prior year	(627,376)	(979,726)	(999,182)
Rate change	4,406,604	-	-
Total tax provision	$8,442,412	$1,368,136	$2,026,672

Effective rate	49%	15%	18%

Total change in deferred taxes of $3.8 million is included in surplus. There are no deposits at December 31, 2017 and 2016 admitted under Section 6603 of the Internal Revenue Code.

(16)	Subsequent Events

Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 18, 2018, have been evaluated in the preparation of the financial statements.

26	(Continued)

SUPPLEMENTAL INFORMATION

27	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule
Summary of Investments – Other than Investments in Related Parties
December 31, 2017 and 2016
(in US Dollars)

	Amortized	Estimated	Amount shown in
	cost	fair value	Balance Sheet
December 31, 2017:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$6,009,610	$6,185,894	$6,009,610
Debt securities issued by
states of the U.S.	226,499,717	233,735,857	226,499,717
Corporate debt securities	564,114,378	581,799,817	564,114,378
	796,623,705	821,721,568	796,623,705

Policy loans	102,543,550	102,543,550	102,543,550
Cash and short-term investments	48,890,262	48,890,262	48,890,262
Receivable for securities	20,195	XXX	20,195

Total investments	$948,077,712		$948,077,712

	Amortized	Estimated	Amount shown in
	cost	fair value	Balance Sheet
December 31, 2016:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$7,436,107	$7,825,076	$7,436,107
Debt securities issued by
states of the U.S.	175,355,672	176,421,624	175,355,672
Corporate debt securities	494,957,573	504,877,146	494,957,573
	677,749,352	689,123,846	677,749,352

Policy loans	97,977,219	97,977,219	97,977,219
Cash and short-term investments	40,822,681	40,822,681	40,822,681
Receivable for securities	17,828	XXX	17,828

Total investments	$816,567,080		$816,567,080

See accompanying independent auditors' report.

28	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Insurance Information
For the years ended December 31, 2017, 2016 and 2015
(in US Dollars)

		As of December 31,		For the years ended December 31,
		Future policy benefits losses, claims and loss expenses	Other policy claims and benefits payable	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Other operating expenses

2017:
Life		$314,060,279	$12,204,834	$63,094,160	$12,455,343	$44,062,987	$11,434,394
Annuity		599,025,981	2,548,226	146,170,852	22,827,286	59,457,585	4,489,862
Accident and Health		33,917	5,655	1,834	4,079	13,061	529
	Total	$913,120,177	$14,758,715	$209,266,846	$35,286,708	$103,533,633	$15,924,785

2016:
Life		$295,736,757	$11,288,795	$62,702,034	$13,637,080	$43,503,314	$12,545,416
Annuity		486,001,410	1,159,640	154,963,120	17,133,067	53,756,576	5,669,797
Accident and Health		39,959	3,568	2,208	5,044	10,827	626
	Total	$781,778,126	$12,452,003	$217,667,362	$30,775,191	$97,270,717	$18,215,839

2015:
Life		$279,102,702	$10,787,621	$63,874,244	$13,338,751	$40,478,381	$11,778,972
Annuity		363,530,255	1,661,716	139,774,353	12,736,681	50,321,675	4,976,769
Accident and Health		41,306	2,408	2,921	5,368	14,284	579
	Total	$642,674,263	$12,451,745	$203,651,518	$26,080,800	$90,814,340	$16,756,320

See accompanying independent auditors' report.

29	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule - Reinsurance
For the years ended December 31, 2017, 2016 and 2015
(in US Dollars)

The amount of life insurance in force (in $000’s) as of December 31 is:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount
2017	$12,083,402	$6,541,538	$5,541,864
2016	$11,778,084	$6,565,495	$5,212,589
2015	$11,467,614	$6,337,355	$5,130,259

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross	Reinsurance	Net
	Amount	Ceded	Amount

2017
Life insurance	$69,894,727	$6,800,567	$63,094,160
Annuity	146,170,852	-	146,170,852
Supplementary contracts	-	-	-
Accident and health	1,834	-	1,834
	$216,067,413	$6,800,567	$209,266,846

2016
Life insurance	$68,913,066	$6,211,032	$62,702,034
Annuity	154,963,120	-	154,963,120
Supplementary contracts	-	-	-
Accident and health	2,208	-	2,208
	$223,878,394	$6,211,032	$217,667,362

2015
Life insurance	$70,531,837	$6,657,593	$63,874,244
Annuity	139,774,353	-	139,774,353
Supplementary contracts	-	-	-
Accident and health	2,921	-	2,921
	$210,309,111	$6,657,593	$203,651,518

See accompanying independent auditors' report.

30

FIRST INVESTORS LIFE SEPARATE ACCOUNT E
PART C: OTHER INFORMATION

Item 26.	Exhibits
(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account E. /2/
(b)	Not applicable.
(c)	Amended Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Separate Account E and First Investors Corporation. /4/
(d)	Specimen Modified Single Premium Variable Life Insurance Policy issued by First Investors Life Insurance Company for participation in Separate Account E. /2/
(e)	Form of application used with Policies. /2/
(f)	(1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(i) Certificate of Amendment. /1/
(ii) Certificate of Amendment. /1/
(iii) Certificate of Amendment. /1/
(iv) Certificate of Amendment. /1/
(v) Certificate of Amendment. /5/
(2) By-laws of First Investors Life Insurance Company. /1/
(i) Amendment of By-laws. /5/
(g)	Not applicable.
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion and consent of counsel. /3/
(l)	Not applicable.
(m)	Sample Calculations for the illustration in the Registration Statement have been included within the Prospectus and Statement of Additional Information.
(n)	Consents of Independent Certified Public Accountants. /7/
(o)	Not applicable.
(p)	Not applicable.
(q)	Memorandum Regarding Issuance, Transfer and Redemption Procedures pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. /7/
(r)	(1) Powers of Attorney for Craig D. Cloyed, Steven Guterman, Martha E. Marcon, Loretta McCarthy and Paul D. Reaburn /6/
(2) Power of Attorney for Sonia A. Baxendale and E. Blake Moore, Jr. /7/

________________________
/1/
Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed by First Investors Life Insurance Company on behalf of First Investors Life Level Premium Variable Life Insurance (Separate Account B) on May 19, 1997 (File Nos. 002-98410; 811-04328).

/2/	Incorporated herein by reference to this Registration Statement as initially filed on April 1, 2005.
/3/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement filed on August 24, 2005.
/4/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed by First Investors Life Insurance

Company on behalf of First Investors Life Separate Account E on March 14, 2014 (File Nos. 333-191937; 811-21742).
/5/	Incorporated herein by reference to Post-Effective Amendment No. 13 to this Registration Statement filed on October 30, 2015.
/6/
Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-6 filed by Foresters Life Insurance and Annuity Company on behalf of First Investors Life Level Premium Variable Life Insurance (Separate Account B) on September 29, 2017 (File Nos. 333-149362; 811-04328).

/7/	Filed herewith.

Item 27.   Directors and Officers of the Depositor

The following are the Directors and Officers of Foresters Life Insurance and Annuity Company (unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).

Name and Principal Business Address	Position and Office with Foresters Life Insurance and Annuity Company

Sonia A. Baxendale	Director

Carol Lerner Brown	Secretary

Craig D. Cloyed	Director

William H. Drinkwater	Senior Vice President and Chief Actuary

Dianne Fox	Vice President, Insurance Operations

Francis X. Gannon Raritan Plaza 1 Edison, NJ 08837	Chief Financial Officer and Treasurer

Steven Guterman	Chairman of the Board and Director

Jason Helbraun	Assistant Vice President

Mehul N. Kapadia	Chief Information Officer and Vice President, IT & Business Transformation

Clarice Ma	Assistant Comptroller and Assistant Vice President

Martha E. Marcon	Director

Loretta McCarthy	Director

E. Blake Moore, Jr.	Director

Knut A. Olson	President and Director

Jeremy W. Ragsdale	Vice President, Product Development & Pricing

Paul D. Reaburn	Director

David Schimmel Raritan Plaza 1 Edison, NJ 08837	Vice President

John Shey	Assistant Vice President

Item 28.            Persons Controlled by or Under Common Control with the Depositor orRegistrant

Registrant is a Separate Account of Foresters Life Insurance and Annuity Company, the Depositor, and, as such, might be deemed to be controlled by Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company’s parent company is Foresters Financial Holding Company, Inc. (FFHC) (Delaware), a holding company.  Set forth below are all persons controlled by FFHC:

Foresters Investor Services, Inc. (New York).  Ownership: 100% owned by FFHC; Principal Business: Transfer Agent; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Financial Services, Inc. (New York).  Ownership:  100% owned by FFHC; Principal Business: Broker-Dealer; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Investment Management Company, Inc. (New York).  Ownership: 100% of voting common stock owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Advisory Services, LLC (Delaware).  Ownership: 100% owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

FFHC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements filed are those of the Registrant and Foresters Life Insurance and Annuity Company.

*The organizational chart below is current as of March 5, 2018.

Corporate Organization Chart
*Company is Inactive

Item 29.                     Indemnification

Article V of the By‑Laws of Foresters Life Insurance and Annuity Company provides as follows:

Section 5.6     Indemnification of Directors, Officers and Employees.  Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York.  The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section.  The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of Foresters Life Insurance and Annuity Company are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 30.                     Principal Underwriter

(a)           Foresters Financial Services, Inc., Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D

(b)	The following persons are the officers and directors of Foresters Financial Services, Inc.:

(The principal business address of each director and officer listed below is c/o Foresters Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal	Position and Office with
Business Address	Foresters Financial Services, Inc.

Carol Lerner Brown	Assistant Secretary

Mary Carty	Corporate Secretary

Francis X. Gannon	Chief Financial Officer and Treasurer

Jason Gerb	Chief Compliance Officer

George D. Karris	Director and Senior Vice President

Susan King	Senior Vice President

E. Blake Moore, Jr.	Chairman of the Board and President

Geeta Napoli	Assistant General Counsel

Knut A. Olson	Director

Elizabeth Reilly	Vice President

Mary Solowey	Vice President

William J. Vogt	Vice President

Gina Walling	AML Compliance Officer

              (c)            Not Applicable.

Item 31.                      Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by Foresters Life Insurance and Annuity Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32.                      Management Services

Not applicable.

Item 33.                      Fee Representation

Registrant hereby makes the following representation:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

Foresters Life Insurance and Annuity Company (“Foresters Life and Annuity”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Foresters Life and Annuity under the Policies.  This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 16 (“Amendment”) to its Registration Statement on Form N-6 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Messrs. Gannon and Olson), on this 26th day of April, 2018.

FIRST INVESTORS LIFE SEPARATE ACCOUNT E
(Registrant)

BY: FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
	/s/ Knut A. Olson	(Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Knut A. Olson
Knut A. Olson
President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-6 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Knut A. Olson	President and Director	April 26, 2018
Knut A. Olson

/s/ Steven Guterman	Chairman of the Board and	April 26, 2018
Steven Guterman*	Director

/s/ Francis X. Gannon	Chief Financial Officer and	April 26, 2018
Francis X. Gannon	Treasurer

/s/ William H. Drinkwater	Senior Vice President and Chief	April 26, 2018
William H. Drinkwater	Actuary

/s/ Clarice Ma	Assistant Comptroller and	April 26, 2018
Clarice Ma	Assistant Vice President

/s/ Sonia A. Baxendale	Director	April 26, 2018
Sonia A. Baxendale*

/s/ Craig D. Cloyed	Director	April 26, 2018
Craig D. Cloyed*

	/s/ Martha E. Marcon	Director	April 26, 2018
Martha E. Marcon*

	/s/ Loretta McCarthy	Director	April 26, 2018
Loretta McCarthy*

	/s/ E. Blake Moore, Jr.	Director	April 26, 2018
E. Blake Moore, Jr.*

	/s/ Paul D. Reaburn	Director	April 26, 2018
Paul D. Reaburn*

* By:	/s/ Knut A. Olson	April 26, 2018
Knut A. Olson
(Attorney-in-Fact)

INDEX OF EXHIBITS

Exhibit
Number                     Description

26(n)	Consents of Independent Certified Public Accountants

26(q)	Memorandum Regarding Issuance, Transfer and Redemption Procedures pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940

26(r)(2)	Power of Attorney for Sonia A. Baxendale and E. Blake Moore, Jr.